UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

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Ivy High Income Opportunities Fund
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IVY HIGH INCOME OPPORTUNITIES FUND
6300 Lamar Avenue
Overland Park, Kansas 66202

[     ], 2021
Dear Shareholder:
Two separate special meetings of the shareholders of the Ivy High Income Opportunities Fund (the “Fund”) will be held via audio teleconference on April 1, 2021.  The first meeting will be held at [    ] [a.m./p.m.], [Central Time] (the  “First Meeting”) and the second meeting will be held at [    ] [a.m./p.m.], [Central Time] (the “Second Meeting”) (each, a “Meeting” and collectively, the “Meetings”).  You are receiving this letter because you were a shareholder of record of the Fund as of January 22, 2021 (the “Record Date”).
The Meetings are being held to approve matters important to your Fund relating to Macquarie Group Limited’s (“Macquarie Group”) proposed acquisition of Waddell & Reed Financial, Inc. (“WDR”).  On December 2, 2020, WDR, the parent company of Ivy Investment Management Company (“IICO”), and Macquarie Group, including its asset management division Macquarie Asset Management (together, “Macquarie”), announced that they had entered into an agreement whereby Macquarie will acquire WDR (the “Transaction”).  The Transaction is subject to approval by WDR’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals.  Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close by mid-2021 (the “Closing”). Upon the Closing of the Transaction, the Fund’s investment advisory agreement will automatically terminate in accordance with its terms and applicable regulations.
In order to help ensure that the Fund’s investment program continues uninterrupted upon the Closing, I am asking for your vote at the Meetings on the following proposals affecting the Fund, as well as to transact such other business as may properly come before the Meetings or any adjournments thereof:

First Meeting Proposal:

1. To elect the Trustee nominees named in the accompanying proxy statement: Joseph Harroz, Jr., Ann D. Borowiec, Jerome D. Abernathy, Lucinda S. Landreth and John A. Fry for Class I; Sandra A.J. Lawrence, Shawn K. Lytle, Thomas K. Whitford and Thomas L. Bennett for Class II; and H. Jeffrey Dobbs, Frances A. Sevilla-Sacasa, Christina Wood, Joseph W. Chow and Janet L. Yeomans for Class III, to hold office until the Fund’s 2023, 2021, and 2022 annual meeting, respectively, or until their respective successors are elected and duly qualified.
Second Meeting Proposals:

1.              To approve a new investment advisory agreement for the Fund.
2. To approve sub-advisory agreements between Delaware Management Company, a series of Macquarie Investment Management Business Trust, and each of Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited and Macquarie Investment Management Europe Limited.
The Board of Trustees of the Fund have approved, and unanimously recommends that you vote FOR each proposal, including FOR all Trustee nominees.
Detailed information about the proposals is contained in the enclosed materials. Please review and consider the enclosed materials carefully, and then please take a moment to vote.
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meetings will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Meetings telephonically can do so. If you were a record holder of Fund shares as of the Record Date, please e-mail our proxy solicitor, Di Costa Partners, at meetinginfo@dicostapartners.com no later than [2:00 p.m. Eastern Time on day/date] to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meetings. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meetings, please e-mail Di Costa Partners at meetinginfo@dicostapartners.com no later than [2:00 p.m. Eastern Time on day/date] to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meetings you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to Di Costa Partners  at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meetings. The conference call dial-in number will only be active for the date and time of the Meetings. If you have any questions prior to the Meetings, please call Di Costa Partners at the phone number provided below.
Whether or not you plan to attend the Meetings via audio teleconference, your vote is needed.
Attendance at the Meetings will be limited to shareholders of the Fund as of the close of business on January 22, 2021, the Record Date. You are entitled to receive notice of, and to vote at, each Meeting and any adjournment of each Meeting, even if you no longer hold shares of the Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of each Meeting.
Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your white proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed white proxy card, or by visiting the Internet website listed on the enclosed white proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each white proxy card you receive. If we do not hear from you, our proxy solicitor, Di Costa Partners, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meetings. If you have any questions about the proposals or how to vote, you may call Di Costa Partners at (833) 290-2605 and a representative will assist you.
Your vote is important to us. Thank you for your response and for your investment.

Sincerely,
Philip J. Sanders
President of the Fund

Ivy High Income Opportunities Fund
6300 Lamar Avenue
Overland Park, Kansas 66202

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that two separate special meetings of the shareholders of the Ivy High Income Opportunities Fund (the “Fund”) will be held via audio teleconference on April 1, 2021.   The first meeting will be held at [    ] [a.m./p.m.], [Central Time] (the  “First Meeting”) and the second meeting will be held at [    ] [a.m./p.m.], [Central Time] (the “Second Meeting”) (each, a “Meeting” and collectively, the “Meetings”).  At the Meetings, shareholders will be asked to consider and vote upon the following proposals (collectively, the “Proposals,” with each being a “Proposal”) and to act upon any other business which may properly come before the Meetings or any adjournment or postponement thereof:
Shareholders Entitled to Vote
First Meeting Proposal

1. To elect the Trustee nominees named in the accompanying proxy statement: Joseph Harroz, Jr., Ann D. Borowiec, Jerome D. Abernathy, Lucinda S. Landreth and John A. Fry for Class I; Sandra A.J. Lawrence, Shawn K. Lytle, Thomas K. Whitford and Thomas L. Bennett for Class II; and H. Jeffrey Dobbs, Frances A. Sevilla-Sacasa, Christina Wood, Joseph W. Chow and Janet L. Yeomans for Class III, to hold office until the Fund’s 2023, 2021, and 2022 annual meeting, respectively, or until their respective successors are elected and duly qualified (the “Trustee Election Proposal”).

Second Meeting Proposals

1. To approve a new investment advisory agreement for the Fund (the “New Investment Advisory Agreement Proposal”).

2. To approve sub-advisory agreements between Delaware Management Company, a series of Macquarie Investment Management Business Trust, and each of Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited and Macquarie Investment Management Europe Limited (the “Sub-Advisory Agreement Proposal”).

All shareholders All shareholders All shareholders
The Board of Trustees of the Fund (the “Board”) has approved and unanimously recommends that you vote FOR all nominees in the Trustee Election Proposal, FOR the New Investment Advisory Agreement Proposal and FOR the Sub-Advisory Agreement Proposal.
The Proposals are discussed in greater detail in the enclosed proxy statement. Please read the proxy statement carefully for information concerning the Proposals. The enclosed materials contain the Notice of Special Meetings of Shareholders (the “Notice”), proxy statement and white proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the white proxy card, we will vote it as you indicated. If you simply sign, date and return the enclosed white proxy card, but do not specify a vote, your proxy will be voted FOR the Proposals, including FOR each Trustee nominee.

Shareholders of record of the Fund at the close of business on January 22, 2021 (the “Record Date”) are entitled to receive notice of, and to vote at, each Meeting and any adjournments, postponements or delays thereof. It is important that your shares be voted at each Meeting. You may vote by telephone, Internet or by completing the enclosed white proxy card and returning it in the accompanying envelope as promptly as possible. You may also vote by attending the Meetings via audio teleconference.
REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE MEETINGS VIA AUDIO TELECONFERENCE, PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD.

If you attend the Meetings via audio teleconference and wish to vote at that time, you will be able to do so and your vote at the Meetings will revoke any proxy you may have submitted. Merely attending the Meetings via audio teleconference, however, will not revoke a previously given proxy.
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meetings will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Meetings telephonically can do so. If you were a record holder of Fund shares as of the Record Date, please send an e-mail to the Fund’s proxy solicitor, Di Costa Partners (“DCP”), at meetinginfo@dicostapartners.com no later than [2:00 p.m. Eastern Time on [       ] to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Meetings. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meetings, please e-mail DCP at meetinginfo@dicostapartners.com no later than [2:00 p.m. Eastern Time] on [          ] to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meetings you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to DCP  at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Meetings.
The conference call dial-in number will only be active for the date and time of the Meetings. If you have any questions prior to the Meetings, please call DCP at 833-290-2605.
YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY SHARES YOU OWN, PLEASE SEND IN THE WHITE PROXY CARD, OR VOTE BY TELEPHONE OR THE INTERNET TODAY.
Important Notice Regarding the Internet Availability of Proxy Materials for the Meetings.  This Notice and the proxy statement are available on the internet at [             ]. On this webpage, you will be able to access the Notice, the proxy statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Trustees of Ivy High Income Opportunities Fund
Philip J. Sanders
President of the Fund [ ], 2021

PROXY STATEMENT

For

IVY HIGH INCOME OPPORTUNITIES FUND
6300 Lamar Avenue
Overland Park, Kansas 66202
Dated [    ], 2021

PROXY STATEMENT
FOR THE SPECIAL MEETINGS OF SHAREHOLDERS
TO BE HELD ON APRIL 1, 2021

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Ivy High Income Opportunities Fund (the “Fund”) to be held via audio teleconference on April 1, 2021.  The first meeting will be held at [    ] [a.m./p.m.], [Central Time] (the  “First Meeting”) and the second meeting will be held at [    ] [a.m./p.m.], [Central Time] (the “Second Meeting”) (each, a “Meeting” and collectively, the “Meetings”).
The Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of the Special Meetings of Shareholders. Much of the information in this Proxy Statement is required under rules of the U.S. Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at our toll-free number 800-777-6472. This Proxy Statement, the Notice of Special Meetings of Shareholders and related white proxy card will be mailed to shareholders of the Fund beginning on or about [    ], 2021.
Proposals/Shareholders Entitled to Vote
The Meetings are being called to ask shareholders to consider and vote on the following proposals (collectively, the “Proposals,” with each referred to as a “Proposal”), which are described more fully below:
Shareholders Entitled to Vote
First Meeting Proposal

1.  To elect the Trustee nominees named in the accompanying proxy statement: Joseph Harroz, Jr., Ann D. Borowiec, Jerome D. Abernathy, Lucinda S. Landreth and John A. Fry for Class I; Sandra A.J. Lawrence, Shawn K. Lytle, Thomas K. Whitford and Thomas L. Bennett for Class II; and H. Jeffrey Dobbs, Frances A. Sevilla-Sacasa, Christina Wood, Joseph W. Chow and Janet L. Yeomans for Class III, to hold office until the Fund’s 2023, 2021, and 2022 annual meeting, respectively, or until their respective successors are elected and duly qualified (the “Trustee Election Proposal”).

Second Meeting Proposals

1. To approve a new investment advisory agreement for the Fund (the “New Investment Advisory Agreement Proposal”).

All shareholders All shareholders

2. To approve sub-advisory agreements between Delaware Management Company, a series of Macquarie Investment Management Business Trust, and each of Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited and Macquarie Investment Management Europe Limited (the “Sub-Advisory Agreement Proposal”).

All shareholders
The Board has unanimously approved and recommends that you vote FOR all nominees in the Trustee Election Proposal, FOR the New Investment Advisory Agreement Proposal and FOR the Sub-Advisory Agreement Proposal.

Shareholders of record of the Fund as of the close of business on January 22, 2021 (the “Record Date”) are entitled to attend and to vote at the Meetings.
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meetings will be conducted exclusively via audio teleconference. Instructions on how to vote whether you expect to attend the Meetings or not are provided under the section “VOTING PROCEDURES -How do I vote?” section of this Proxy Statement.
TO ASSURE THE PRESENCE OF A QUORUM AT EACH MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED WHITE PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED WHITE PROXY CARD.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS
Below is a brief overview of the matters to be voted on at the Meetings. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Proxy Statement, which contains additional information about the Proposals, and keep it for future reference.
OVERVIEW

What is the Transaction and why am I being asked to vote?

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company (“IICO”), and Macquarie Group, including its asset management division Macquarie Asset Management (together, “Macquarie”), announced that they had entered into an agreement whereby Macquarie will acquire WDR (the “Transaction”). The Transaction is subject to approval by WDR’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals.  Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close by mid-2021 (the “Closing”). One condition to the Closing of the Transaction is that WDR receive consents from its investment management clients, including the Fund but excluding institutional clients, representing a specified percentage of WDR’s investment advisory fee revenues as of an agreed upon date. If WDR does not receive the requisite consents, and the condition is not waived, or if the Transaction is not consummated for any other reason, the Transaction will not be consummated and the Proposals will not be implemented.  These conditions are more fully described in the Merger Agreement that WDR filed with the SEC on December 2, 2020 on Form 8-K, Exhibit 2.1.
Upon the Closing of the Transaction, the Fund’s investment advisory agreement will automatically terminate in accordance with its terms and applicable law.  As a result, in connection with the Transaction it is proposed that your Fund be managed by Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), pursuant to a new investment advisory agreement (the “New Investment Advisory Agreement”) and certain affiliated sub-advisers pursuant to new investment sub-advisory agreements with DMC (the “Sub-Advisory Agreements”).  As part of the Transaction, the Fund will become part of the Delaware Funds by Macquarie fund complex under the purview of a combined board with members from your existing Board and from the Delaware Funds by Macquarie board of trustees.  This proxy seeks your vote to effectuate such changes.
How will I as a Fund shareholder be affected by the Transaction?

Your Fund investment will not change as a result of the Transaction. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction.  The Fund’s portfolio managers will continue to manage your Fund according to the same objectives and policies as before, albeit as Macquarie employees, and there are no plans to make significant changes to your Fund other than implementing Macquarie’s global investment platforms, which would entail the approval of the Sub-Advisory Agreements as described in the Sub-Advisory Agreement Proposal.  Integrating the Fund onto the Delaware Funds by Macquarie platform will create a larger fund family that offers a broad range of equity, fixed-income, alternative and other investment options.

Is my Fund paying for the Transaction or this proxy solicitation?

No. The Fund will not bear any portion of the costs associated with the Transaction. All costs associated with this Proxy Statement and the Meetings, including proxy solicitation costs, legal fees, and the costs of printing and mailing this Proxy Statement, will be borne by WDR and Macquarie and their respective affiliates.
Will the Transaction be completed if the Proposals are not approved?
Provided all other conditions of the Transaction are met as described herein, the Closing may take place even if shareholders of a Fund do not approve the Proposals. If this should happen, the Board would consider what additional actions to take, which could include continuing to solicit approval of the Proposals. In addition, the Board will approve an interim investment advisory agreement (the “Interim Investment Advisory Agreement”) to permit continuity of management while solicitation continues. The terms of the Interim Investment Advisory Agreement are identical to those of the current advisory agreement except for the parties and term and escrow provisions as required by applicable law.
Will the Proposals be implemented if the Transaction is not consummated?
No. If the Transaction is not consummated, the Proposals will not be implemented even if the Proposals are approved by shareholders. This means that if the Transaction is not consummated, the following will occur even if approved by shareholders: the Trustee nominees who are not current trustees will not serve as trustees of the Fund and the existing Board as currently comprised will continue to oversee the Fund and the New Investment Advisory Agreement and the Sub-Advisory Agreements will not take effect even if approved by shareholders.

Will the Proposals be implemented before the Closing of the Transaction?
No.  If approved by shareholders, the Proposals, including the Trustee Election Proposal, will be implemented after the Closing of the Transaction.
How does the Board recommend that shareholders of the Fund vote on the Proposals?
The Board unanimously approved and recommends that you vote FOR all nominees in the Trustee Election Proposal, FOR the New Investment Advisory Agreement Proposal and FOR the Sub-Advisory Agreement Proposal.
Will one Proposal pass if the other Proposals are not approved?
Yes.  None of the Proposals are contingent on the other Proposals being approved.
FIRST MEETING - PROPOSAL 1: TO ELECT THE TRUSTEE NOMINEES NAMED IN THE ACCOMPANYING PROXY STATEMENT: JOSEPH HARROZ, JR., ANN D. BOROWIEC, JEROME D. ABERNATHY, LUCINDA S. LANDRETH AND JOHN A. FRY FOR CLASS I; SANDRA A.J. LAWRENCE, SHAWN K. LYTLE, THOMAS K. WHITFORD AND THOMAS L. BENNETT FOR CLASS II; AND H. JEFFREY DOBBS, FRANCES A. SEVILLA-SACASA, CHRISTINA WOOD, JOSEPH W. CHOW AND JANET L. YEOMANS FOR CLASS III
Why am I being asked to elect new Trustees?
Currently, the Board of Trustees of the Fund has nine members, eight of whom are Independent Trustees (as defined below).  In connection with the Transaction, the Board has determined to increase the size of the Board to fourteen members, to be comprised of three (3) existing trustees of the Fund and eleven (11) trustees from the Delaware Funds by Macquarie board.  Among other things, the Board considered the background and experience of each Trustee nominee, including the Trustee nominee’s experience with the Fund or the Delaware Funds by Macquarie, and determined that each Trustee nominee would provide valuable continuity and enhance the Board’s oversight of the Fund following the completion of the Transaction.  Information about the Trustee nominees, including age, principal occupations during the past five years, and other information, such as the Trustee nominees’ experience, qualifications, attributes, or skills, is set forth in this Proxy Statement.
SECOND MEETING - PROPOSAL 1: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUND

Why am I being asked to approve the proposed New Investment Advisory Agreement?

Upon the Closing of the Transaction, the Fund’s investment advisory agreement with IICO will automatically terminate in accordance with its terms and applicable regulations, as discussed below.  To preserve continuity of investment advisory services to the Fund, the Board has recommended that you approve the proposed New Investment Advisory Agreement between the Fund and DMC.

DMC in turn has recommended, and the Board has approved, the appointment of certain DMC-affiliated sub-advisers (“Affiliated Sub-Advisers”), contingent upon shareholder approval of the Sub-Advisory Agreements as discussed below in the Sub-Advisory Agreement Proposal.

A discussion of the proposed New Investment Advisory Agreement is contained in the New Investment Advisory Agreement Proposal of the Proxy Statement, and the form of the proposed New Investment Advisory Agreement is attached hereto as Appendix E.

Who is DMC?

DMC is a series of MIMBT. MIMBT, a Delaware statutory trust, is an indirect, wholly-owned registered investment advisory subsidiary of Macquarie Group. DMC provides investment advisory services to registered investment companies within Delaware Funds by Macquarie, as well as to certain other affiliated registered investment companies.

Will my Fund’s contractual management fee rates increase?

No. The advisory fee schedule under the proposed New Investment Advisory Agreement with DMC is the same as the advisory fee schedule under the Fund’s current investment advisory agreement with IICO (the “Current Investment Advisory Agreement”).

Will the proposed New Investment Advisory Agreement result in any changes in the portfolio management, investment objective(s), or investment strategy of my Fund?
No. The proposed New Investment Advisory Agreement is not expected to result in any changes to the Fund’s investment objective or investment strategy. Further, it is currently anticipated that the portfolio managers for the Fund will continue in such roles upon the Closing, albeit as Macquarie employees.  In addition, if the proposed Sub-Advisory Agreements are approved, DMC will utilize the Affiliated Sub-Advisers as described herein to leverage Macquarie’s global fixed income investment platform in providing advisory, trading and other services to the Fund.

How does the proposed New Investment Advisory Agreement with DMC differ from the Current Investment Advisory Agreement with IICO?

As described in the New Investment Advisory Agreement Proposal of the Proxy Statement, the proposed New Investment Advisory Agreement with DMC for the Fund is substantially similar to the Fund’s Current Investment Advisory Agreement with IICO. The services that your Fund will receive under the proposed New Investment Advisory Agreement are expected to be substantially similar to those provided under the Current Investment Advisory Agreement. Please see the New Investment Advisory Agreement Proposal for a comparison of the proposed New Investment Advisory Agreement and the Current Investment Advisory Agreement.

What will happen if shareholders of the Fund do not approve the proposed New Investment Advisory Agreement before consummation of the Transaction?

The Fund’s portfolio managers, as employees of Macquarie, will manage your Fund under the Interim Investment Advisory Agreement, but DMC must place its compensation for advisory services during this interim period in escrow, pending shareholder approval of the New Investment Advisory Agreement.  The Interim Investment Advisory Agreement is identical to the Current Investment Advisory Agreement, except for the parties and term and escrow provisions required by applicable regulations.
SECOND MEETING - PROPOSAL 2: TO APPROVE SUB-ADVISORY AGREEMENTS BETWEEN DELAWARE MANAGEMENT COMPANY, A SERIES OF MACQUARIE INVESTMENT MANAGEMENT BUSINESS TRUST, AND EACH OF MACQUARIE INVESTMENT MANAGEMENT AUSTRIA KAPITALANLAGE AG, MACQUARIE INVESTMENT MANAGEMENT GLOBAL LIMITED AND MACQUARIE INVESTMENT MANAGEMENT EUROPE LIMITED

Why am I being asked to approve the Sub-Advisory Agreement Proposal?
It is intended that DMC will utilize the Affiliated Sub-Advisers to access Macquarie’s global fixed income investment platform in providing advisory, trading and other services to the Fund as discussed in more detail in the section below titled “Introduction” under “SECOND MEETING – PROPOSAL 2”.
Who are the proposed sub-advisers?
DMC has proposed that the following Affiliated Sub-Advisers each be approved as sub-advisers for the Fund: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited and Macquarie Investment Management Europe Limited. Each of these Affiliated Sub-Advisers is an affiliate of DMC and is part of Macquarie’s global fixed income investment platform.
How will the use of the Affiliated Sub-Advisers potentially benefit the Fund?
It is expected that the Affiliated Sub-Advisers will provide a long-term benefit to the Fund by providing the Fund with access to a global platform of investment professionals and advisory services with expertise in certain areas.  If the proposed Sub-Advisory Agreements are approved, DMC will utilize the Affiliated Sub-Advisers as described herein to leverage Macquarie’s global fixed income investment platform in providing advisory, trading and other services to the Fund.
Will my Fund’s contractual management fee rates increase?

No. Under the terms of the Sub-Advisory Agreements DMC will pay the Affiliated Sub-Advisers directly out of the management fee it receives from the Fund.  As previously discussed, the management fee which the Fund pays to DMC will remain unchanged.  The Fund will not incur any additional expenses related to the use of the Affiliated Sub-Advisers.

What will happen if shareholders of the Fund do not approve the Sub-Advisory Agreement Proposal?

If shareholders of the Fund do not approve the Sub-Advisory Agreement Proposal, the Fund will be managed without the use of the Affiliated Sub-Advisers.
VOTING PROCEDURES
Why did you send me this booklet?
You are receiving this booklet because you were a shareholder the Fund as of the close of business on January 22, 2021 (the “Record Date”).  This booklet includes the Proxy Statement. It provides you with information you should review before providing voting instructions on the matters listed above.  The words “you” and “shareholder” are used in this   Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.
Who is asking for my vote?
The Board has sent a Proxy Statement to you and all other shareholders of record who have a beneficial interest in the Fund as of the Record Date. The Board is soliciting your vote for the Proposals discussed herein.
Who is eligible to vote?
Shareholders holding an investment in shares of the Fund as of the close of business on the Record Date are eligible to vote. Shareholders of the Fund on the Record Date will be entitled to one vote for each share (and a proportional fractional vote for each fraction of a share held).  No shares have cumulative voting rights in the election of Trustees.
How do I vote?

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meetings will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Meetings telephonically can do so. If you were a record holder of the Fund shares as of the Record Date, please email Di Costa Partners (“DCP”) at meetinginfo@dicostapartners.com no later than [2:00 p.m. Eastern Time] on [           ] to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. [    ] will then e-mail you the conference call dial-in information and instructions for voting during the Meetings. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meetings, please email DCP at meetinginfo@dicostapartners.com no later than [2:00 p.m. Eastern Time] on [          ,        ] to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meetings you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to DCP at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Meetings.
The conference call dial-in number will only be active for the date and time of the Meetings. If you have any questions prior to the Meetings, please call Di Costa Partners at the phone number provided below.
If you do not expect to be present at the Meetings via audio teleconference and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed white proxy card. If your proxy is properly returned, shares represented by it will be voted at the Meetings in accordance with your instructions for the Proposals. If your proxy is properly excuted and returned and no choice is specified on the white proxy card with respect to the Proposals, the proxy will be voted FOR the approval of the Proposals, including FOR the approval of each Trustee nominee, and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meetings. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meetings via audio teleconference and voting at the Meetings. If you revoke a previous proxy, your vote will not be counted unless you attend the Meetings via audio teleconference and vote or legally appoint another proxy to vote on your behalf.
If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meetings via audio teleconference and vote your shares or revoke a previous proxy at the Meetings, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meetings and any adjournments thereof. Attendance by a shareholder at the Meetings via audio teleconference does not, in itself, revoke a proxy.
How many shares of the Fund were outstanding as of the Record Date?
At the close of business on January 22, 2021, the Fund had [___] common shares outstanding.
How can I obtain more information about the Fund?
You may speak to a representative of DCP, who can assist you with any questions, by calling 833-290-2605. Copies of the Fund’s Annual Report for the most recently completed fiscal year previously have been mailed or made available to shareholders. This Proxy Statement should be read in conjunction with the Annual Report. You can obtain a copy of the Annual Report, without charge, by writing to the Fund or to Ivy Client Services at 6300 Lamar Avenue, Overland Park, Kansas 66202, or by calling 888-923-3355. You should receive the Annual Report within three business days of your request. Copies of the Annual Report are also available free of charge at www.ivyinvestments.com.

FIRST MEETING - PROPOSAL 1
THE TRUSTEE ELECTION PROPOSAL
Introduction
In connection with the Transaction, the Board has determined to increase the size of the Board to fourteen members, to be comprised of three (3) existing trustees of the Fund and eleven (11) trustees from the Delaware Funds by

Macquarie board of trustees.   Among other things, the Board considered the background and experience of each Trustee nominee, including the Trustee’s experience with the Fund or the Delaware Funds by Macquarie, and determined that each Trustee nominee would provide valuable continuity and enhance the Board’s oversight of the Fund following the completion of the Transaction.
At the First Meeting, shareholders of the Fund will be asked to elect the following nominees to serve as Trustees on the Board of the Fund: Jerome D. Abernathy, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Lucinda S. Landreth, Sandra A. J. Lawrence, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, Janet L. Yeomans, and Shawn K. Lytle (the “Trustee Nominees”).
The Board currently consists of nine Trustees: James M. Concannon, H. Jeffrey Dobbs, James D. Gressett, Joseph Harroz, Jr., Glendon E. Johnson, Jr., Sandra A. J. Lawrence, Frank J. Ross, Jr., Michael G. Smith, and Philip J. Sanders (the “Current Trustees”).
If each Trustee Nominee is approved, the Board of the Fund would consist of fourteen Trustees.  Eleven of the Trustee Nominees — Jerome D. Abernathy, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, Janet L. Yeomans, and Shawn K. Lytle — would be added to the Board and are currently trustees on the Delaware Funds by Macquarie board. Three of the Trustee Nominees — Joseph Harroz, Jr., Sandra A. J. Lawrence, and H. Jeffrey Dobbs — currently serve on the Board and have previously been elected by shareholders of the Fund or appointed to serve by that Board, and would continue to serve on the Board after the Meetings.  Except for Mr. Lytle, each Trustee would not be considered to be an “interested person” of the Fund (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees” or “Independent Trustee Nominees”).  Should Mr. Lytle be elected to the Board by shareholders, he would be considered an “interested” Trustee because of his position with Macquarie (the “Interested Trustee” or “Interested Trustee Nominee”).

At a meeting held on January 12, 2021, the Board, at the recommendation of the Fund’s Governance Committee, nominated each Trustee Nominee for election to the Board.  Mr. Abernathy, Mr. Bennett, Ms. Borowiec, Mr. Chow, Mr. Dobbs, Mr. Fry, Mr. Harroz, Ms. Landreth, Ms. Lawrence, Ms. Sevilla-Sacasa, Mr. Whitford, Ms. Wood, and Ms. Yeomans were recommended by the current Independent Trustees.

If elected, the Trustee Nominees will serve as Trustees effective only upon the Closing of the Transaction. If the Transaction is not consummated, the Trustee Nominees who are not Current Trustees will not serve as Trustees of the Fund, even if elected by shareholders.
Proposed Composition of the Board
Set forth below is the composition of the Board should each Trustee Nominee be approved by Shareholders at the First Meeting.
Class I Trustees(1)	Class II Trustees(2)	Class III Trustees(3)
Joseph Harroz, Jr.	Sandra A.J. Lawrence	H. Jeffrey Dobbs
Ann D. Borrowiec	Shawn K. Lytle	Frances A. Sevilla-Sacasa
Jerome D. Abernathy	Thomas L. Bennett	Christina Wood
Lucinda S. Landreth	Thomas K. Whitford	Joseph W. Chow
John A. Fry		Janet L. Yeomans

(1)	It is currently anticipated that the Class I Trustees will next stand for election at Fund’s 2023 annual meeting of shareholders.
(2)	It is currently anticipated that the Class II Trustees will next stand for election at Fund’s 2021 annual meeting of shareholders.
(3)	It is currently anticipated that the Class III Trustees will next stand for election at Fund’s 2022 annual meeting of shareholders.
Information about the Trustee Nominees
The persons named in the accompanying form of proxy intend to vote at the First Meeting (unless directed not to vote) FOR the election of each Trustee Nominee set forth below.  All Trustee Nominees have indicated that they will serve on the Board, and the Board has no reason to believe that any of them will become unavailable to continue to serve as Trustees.  If a Trustee Nominee declines or is unavailable to serve for any reason, the persons named as proxies will vote for such other Trustee Nominees nominated by the current Independent Trustees.  The Trustee Nominees, if elected at the Meeting, will hold office for a term in accordance with their class or until their respective successors shall have been elected and duly qualified.  Under the Declaration of Trust and Amended and Restated By-Laws, a Trustee may serve until his or her term expires, until he or she dies or resigns, or in the event of bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or his or her removal.
Independent Trustee Nominees
The thirteen Independent Trustee Nominees, their term of office and length of time served (as applicable), their principal business occupations during the past five years, the number of portfolios overseen by the Independent Trustee Nominees (or the number of portfolios they will oversee should they be elected by shareholders, as applicable) and other directorships, if any, held by the Independent Trustee Nominees are shown below.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE FUND	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Jerome D. Abernathy 100 Independence, 610 Market Street	Trustee	N/A	Managing Member, Stonebrook Capital Management, LLC (financial	[ ]	None

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE FUND	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Philadelphia, PA 19106-2354 1959			technology: macro factors and databases) (January 1993–Present)
Thomas L. Bennett 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1947	Chair and Trustee	N/A	Private Investor (March 2004–Present)	[ ]	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	N/A	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011)—J.P.Morgan Chase & Co.	[ ]	Director—Banco Santander International (October 2016–December 2019) Director—Santander Bank, N.A. (December 2016– December 2019)
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	N/A	Private Investor (April 2011–Present)	[ ]	Director and Audit Committee Member—Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
H. Jeffrey Dobbs 6300 Lamar Avenue Overland Park, KS 66202 1955	Trustee	2019	Global Sector Chairman, Industrial Manufacturing—KPMG LLP (2010-2015)	[ ]
Director—Valparaiso University (2012-Present)

Director—TechAccel LLC (2015-Present) (Tech R&D)

Board Member—Kansas City Repertory Theatre (2015-Present)

Board Member—PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director—National Association of Manufacturers (2010- 2015)

Director—The Children’s Center (2003-2015)

Director—Metropolitan Affairs Coalition (2003-2015)

Director—Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee—Ivy NextShares
(2019)

Trustee—Ivy VIP (2019-

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE FUND	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
					Present) (28 portfolios overseen) Trustee—InvestEd Portfolios (2019-Present) (10 portfolios overseen) Trustee—Ivy Funds (2019- Present) 45 portfolios overseen)
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	N/A	President—Drexel University (August 2010–Present) President—Franklin & Marshall College (July 2002–June 2010)	[ ]
Director; Compensation
Committee and Governance Committee Member—Community Health Systems (May 2004–Present)

Director—Drexel Morgan
& Co.(2015–December 2019)

Director and Audit Committee Member— vTv Therapeutics Inc. (2017–Present)

Director and Audit Committee Member—FS Credit Real Estate Income Trust, Inc. (2018–Present)

Director and Audit Committee Member—Federal Reserve Bank of Philadelphia (January
2020–Present)

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	2013
President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019)—College of Law, University of Oklahoma

Managing Member—Harroz Investments, LLC, (commercial enterprises) (1998-2019)

Managing Member—St. Clair, LLC (commercial enterprises) (2019-Present)
				[ ]
Director—OU Medicine, Inc. (2020-Present)

Director and Shareholder—Valliance Bank (2007-Present)

Director—Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee—the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director—LSQ Manager, Inc. (real estate) (2007-2016)

Director—Oklahoma Foundation for Excellence (non-profit) (2008 -Present)

Independent Chairman and Trustee—Waddell & Reed Advisors Funds (Independent

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE FUND	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS

Chairman: 2015-2018; Trustee: 1998-2018)

Independent Chairman and
Trustee—Ivy NextShares
(2016-2019)

Independent Chairman and
Trustee—Ivy VIP (Independent
Chairman: 2015-Present;
Trustee: 1998-Present) (28
portfolios overseen)

Independent Chairman and
Trustee—InvestEd Portfolios
(Independent Chairman: 2015-
Present; Trustee: 2001-Present)
(10 portfolios overseen)

Independent Chairman and
Trustee—Ivy Funds (2013-
Present) (45 portfolios overseen)

Lucinda S. Landreth 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1947	Trustee	N/A	Private Investor (2004–Present)	[ ]	None
Sandra A. J. Lawrence 6300 Lamar Avenue Overland Park, KS 66202 1957	Trustee	2019	Retired Formerly, Chief Administrative Officer—Children’s Mercy Hospitals and Clinics (2016-2019); and CFO—Children’s Mercy Hospitals and Clinics (2005-2016)	[ ]
Director—Hall Family Foundation (1993-Present)

Director—Westar Energy (utility) (2004-2018)

Trustee—Nelson-Atkins Museum of Art (non-profit) (2007-2020)

Director—Turn the Page KC (non-profit) (2012-2016)

Director—Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director—National Association of Corporate Directors (non-profit) (2017-Present)

Director—American Shared Hospital Services (medical device) (2017-Present)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE FUND	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS

Director—Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director—Stowers (research) (2018);

CoChair—Women Corporate, Directors (director education) (2018-2020)

Trustee-Ivy NextShares
(2019)

Trustee—Ivy VIP (2019-
Present) (28 portfolios
overseen)

Trustee—InvestEd Portfolios
(2019-Present) (10 portfolios
overseen)

Trustee—Ivy Funds (2019-
Present) (45 portfolios overseen)

Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	N/A
Private Investor
(January 2017–Present)

Chief Executive Officer— Banco Itaú International
(April 2012–December 2016)

Executive Advisor to Dean (August 2011–March2012) and Interim Dean (January 2011–July 2011)—University of Miami School of Business Administration

President—U.S. Trust Bank of America Private Wealth
Management (Private Banking) (July 2007–December 2008)
[ ]
Trust Manager and Audit
Committee Chair—Camden Property Trust (August 2011–Present)

Director; Strategic Planning
and Reserves Committee and Nominating and Governance Committee Member—Callon Petroleum Company (December 2019–Present)

Director; Audit Committee
Member—Carrizo Oil & Gas, Inc. (March 2018–December 2019)

Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	N/A	Vice Chairman (2010–April 2013)—PNC Financial Services Group	[ ]	Director—HSBC North America Holdings Inc. (December 2013–Present) Director—HSBC USA Inc. (July 2014–Present)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE FUND	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Director—HSBC Bank USA, National Association (July 2014–March 2017) Director—HSBC Finance Corporation (December 2013–April 2018)
Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	N/A	Chief Executive Officer and President—Gore Creek Capital, Ltd. (August 2009–Present)	[ ]
Director; Finance
Committee and Audit
Committee Member—
H&R Block Corporation
(July 2008–Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member—Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee—The Merger Fund (2013–Present), The Merger Fund VL
(2013–Present), WCM
Alternatives: Event-Driven
Fund(2013–Present), and
WCM Alternatives: Credit
Event Fund (December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member—International Securities Exchange (2010–2016)

Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	N/A	Vice President and Treasurer (January 2006–July 2012), Vice President—Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003)—3M Company	[ ]	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship—Okabena Company (2009–2017)
Interested Trustee Nominee
The Interested Trustee Nominee, his term of office and length of time served (or the length of time served should he be elected by shareholders), his principal business occupations during the past five years, the number of portfolios overseen by the Interested Trustee Nominee (or the number of portfolios he will oversee should he be elected by shareholders) and other directorships, if any, held by the Interested Trustee Nominee are shown below.  If elected, Mr. Lytle would be an Interested Trustee by virtue of his position as Global Head of Macquarie Investment Management and Head of Americas – Macquarie Group.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE FUND	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD
Shawn K. Lytle 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1970	Trustee	N/A
Global Head of Macquarie Investment Management (January 2019 – Present); Head of Americas of Macquarie Group (December 2017 – Present); Deputy Global Head of Macquarie Investment Management (2017 – 2019); President of Macquarie Investment Management Americas (2015 – 2017)
			[ ]		Trustee—UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010– April 2015)
Trustee Qualifications
The Governance Committee of the Board is responsible for identifying, evaluating and recommending candidates to the Board.  The Governance Committee reviews the background and the educational, business and professional experience of candidates and the candidates’ expected contributions to the Board.  Although the Board has not adopted a formal diversity policy, the Board nevertheless believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each director contribute to the Board’s diversity of experiences and bring a variety of complementary skills.  It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Fund in a manner consistent with the best interests of the Fund’s shareholders.
The Board has determined that each Trustee Nominee is qualified to serve on the Board because of his or her specific attributes, including prior experience, background and skills.  The Board considered that the Trustee Nominees’ familiarity and experience with the Fund, as members of the Board, or of DMC and its affiliates, as members of the Delaware Funds by Macquarie board, would result in the newly-constituted board having a breadth of knowledge that would enhance its ability to oversee the Fund upon Closing of the Transaction.
The following is a summary of various qualifications, experiences and skills of each Trustee Nominee that led to the Board’s conclusion that each Trustee Nominee should serve as a Trustee on the Board.

Independent Trustee Nominees
Jerome D. Abernathy – Mr. Abernathy has over 30 years of experience in the investment management industry.  In selecting him to serve on the Board, the Independent Trustees noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher.  Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology.

Thomas L. Bennett – Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis.  He has served in senior management for a number of money management firms.  Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies.  He has an M.B.A. from the University of Cincinnati. Mr. Bennett has been nominated to serve as Chair of the Board upon Closing of the Transaction.

Ann D. Borowiec – Ms. Borowiec has over 25 years of experience in the banking and wealth management industry.  Ms. Borowiec also serves as a board member on several nonprofit organizations.  In nominating her to the Board, the Independent Trustees found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members.  Her experience would also provide additional oversight skill in the area of fund distribution.  Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University.

Joseph W. Chow – Mr. Chow has over 30 years of experience in the banking and financial services industry.  In nominating him to the Board, the Independent Trustees found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management.  The Independent Trustees also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise.  Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degree from Massachusetts Institute of Technology.

H. Jeffrey Dobbs – Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors.  He also has served as a partner in a public accounting firm.  Mr. Dobbs holds a degree in accounting from Valparaiso University.  The Independent Trustees concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry, as well as his educational background.

John A. Fry – Mr. Fry has over 30 years of experience in higher education.  He has served in senior management for three major institutions of higher learning including serving as president of a leading research university.  Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies.  Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology.  He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University.

Joseph Harroz, Jr. – Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university.  Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center.  Mr. Harroz has multiple years of service as a Trustee to the funds in the Ivy Fund Complex (the “Fund Complex”).  The Independent Trustees concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Fund.

Lucinda S. Landreth – Ms. Landreth has over 35 years of experience in the investment management industry, particularly with equity management and analysis.  She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company.  Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several nonprofit institutions.  In addition to holding a B.A. from Wilson College, she is a Chartered Financial Analyst.

Sandra A. J. Lawrence – Ms. Lawrence has been a member and chair of the board of several public corporations, closely-held corporations and charitable organizations.  She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees.  She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63.  Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School.  The Independent Trustees concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, financial background, academic background and service on corporate and charitable boards.

Frances A. Sevilla-Sacasa – Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management.  In nominating her to the Board, the Independent Trustees of the Fund found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US.  The Independent Trustees also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit board experience gave them confidence that she would make a meaningful, experienced contribution to the Board.  Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience.  Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively.

Thomas K. Whitford – Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution.  In nominating him to the Board, the Independent Trustees found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members.  The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise.  Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania.

Christianna Wood – Ms. Wood has over 30 years of experience in the investment management industry.  In selecting her to serve on the Board, the Independent Trustees noted and valued her significant portfolio management, corporate governance and audit committee experience.  Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University.

Janet L. Yeomans – Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company.  In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions.  She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system.  She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago.

Interested Trustee Nominee
Shawn K. Lytle – Mr. Lytle has over 20 years of experience in the investment management industry.  He has been the Global Head of Macquarie Investment Management since January 2019 and Head of Americas – Macquarie Group since December 2017, and he is responsible for all aspects of Macquarie Investment Management’s business.  He joined the firm as President of Macquarie Investment Management – Americas in 2015.  Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions.  He holds a B.A. degree from The McDonough School of Business at Georgetown University.  Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI).  In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Board Structure and Related Matters
The Fund is governed by the Board, which is responsible for the overall management of the Fund.  Such responsibility includes general oversight and review of the Fund’s investment activities, in accordance with Federal law and the law of the State of Delaware, as well as the stated policies of the Fund.  The Board has appointed officers of the Fund and delegated to them the management of the day-to-day operations of the Fund, based on policies reviewed and approved by the Board, with general oversight by the Board.
Under the Declarations of Trust and By-laws, a Trustee’s term of office will terminate in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity of the Trustee.  The Fund holds an annual meeting of shareholders for the election or re-election of Trustees.  Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Fund to assist in shareholder communications.
If shareholders elect the Trustee Nominees, after the Closing of the Transaction, the Board will be comprised of thirteen Independent Trustees (93%) and one Interested Trustee. The Board believes that having a majority of Independent Trustees on the Board is appropriate and in the best interests of the Fund’s shareholders.  The Board also has nominated Thomas L. Bennett, an Independent Trustee Nominee, to serve as Independent Chair of the Board upon

Closing of the Transaction.  In that regard, Mr. Bennett’s responsibilities will include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and of the Independent Trustees; and serving as a liaison with other Trustees, the Fund’s officers and other management personnel, and counsel.  The Independent Chair also performs such other duties as the Board may from time to time determine.
The Board generally holds four regularly scheduled meetings each year.  The Board may hold special meetings, as needed, in person, by videoconference or by telephone, to address matters arising between regular meetings.  The Independent Trustees also hold four regularly scheduled meetings each year, during a portion of which management is not present, as well as a special meeting in connection with the Board’s annual consideration of the Fund’s management agreements, and may hold special meetings, as needed.
The Board has established a committee structure (described below) that includes four standing committees, the Audit Committee, the Governance Committee, the Investment Oversight Committee, and the Executive Committee, the first three of which are comprised solely of Independent Trustees.  The Board periodically evaluates its structure and composition, as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Fund in light of, among other factors, the asset size and nature of the Fund, the number of Funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities.
Committees of the Board
The Board has established the following standing committees: Audit Committee, Executive Committee, Investment Oversight Committee and Governance Committee.  The respective duties and current memberships of the standing committees are set forth below.
Audit Committee.  The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting and internal control system, as well as the work of the Fund’s independent registered public accounting firm.  The Committee also serves to provide an open avenue of communication among the Fund’s independent registered public accounting firm, the internal accounting staff of IICO and the Board.  As of the date of this Proxy Statement, the Audit Committee consists of James M. Concannon, H. Jeffrey Dobbs (Chair) and James D. Gressett.
Executive Committee.  The Executive Committee acts as necessary on behalf of the full Board.  When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law.  As of the date of this Proxy Statement, the Executive Committee consists of Glendon E. Johnson, Jr. and Philip J. Sanders.
Investment Oversight Committee.  The Investment Oversight Committee reviews, among other things, the investment performance of the Fund, any proposed changes to the Fund’s investment policies, and the Fund’s market trading activities and portfolio transactions.  As of the date of this   Proxy Statement, the Investment Oversight Committee consists of Michael G. Smith (Chair), James M. Concannon, and Glendon E. Johnson, Jr.
Governance Committee.  The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees.  The Governance Committee will consider candidates for Trustee recommended by Shareholders.  Written recommendations with any supporting information should be directed to the Secretary of the Fund.  The Governance Committee also oversees the functioning of the Board and its committees.  As of the date of this   Proxy Statement, the Governance Committee consists of Frank J. Ross, Jr. (Chair), James D. Gressett, Glendon E. Johnson, Jr. and Sandra A.J. Lawrence.  The Board has adopted a written charter of the Governance Committee, which is attached as Appendix A.
During the [fiscal year ended September 30, 2020], the Board met [__] times, the Executive Committee [did not meet], the Governance Committee met [__] times, and the Governance Committee and Investment Oversight Committee each met [__] times.

During the [fiscal year ended September 30, 2020], each Current Trustee of the Fund attended at least 75% of the aggregate of: (i) all regular meetings of the Board; and (ii) all meetings of all committees of the Board on which the Trustee served.
Risk Oversight
Consistent with its responsibility for oversight of the Fund, the Board oversees the management of risks relating to the administration and operation of the Fund.  The Board performs this risk management oversight directly and, as to certain matters, directly through its committees and through its Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Fund.  The Board will continue this same level of risk management oversight following the Closing of the Transaction.
In general, the Fund’s risks include, among other things, investment risk, credit risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Fund.  In addition, under the general oversight of the Board, IICO, any sub-advisers (if applicable) and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks of the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.
The Board also oversees risk management for the Fund through review of regular reports, presentations and other information from officers of the Fund and other persons.
Senior officers of the Fund, senior officers of IICO, IDI and Waddell & Reed Services Company, doing business as WI Services Company (“WISC”) (collectively, “Ivy”), and the Fund’s Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management.  The Board also regularly receives reports from IICO with respect to the investments and securities trading of the Fund, reports from Fund management personnel regarding valuation procedures and reports from management’s Valuation Committee regarding the valuation of particular securities.  In addition to regular reports from Ivy, the Board also receives reports regarding other service providers to the Fund, either directly or through Ivy or the Fund’s CCO, on a periodic or regular basis.  At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program.  Also, on an annual basis, the Board receives reports, presentations and other information from Ivy in connection with the Board’s consideration of the renewal of each of the Fund’s agreements with Ivy.
Senior officers of the Fund and senior officers of Ivy also report regularly to the Audit Committee on Fund valuation matters, and on the Fund’s internal controls and accounting and financial reporting policies and practices.  Ivy compliance and internal audit personnel also report regularly to the Audit Committee.  In addition, the Audit Committee receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Trustees meet separately with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.
The Board’s role in risk oversight following the Closing of the Transaction is expected to be substantially the same as the above, albeit with respect to DMC as investment adviser, Delaware Distributors, L.P. (“DDLP”) as distributor, and other unaffiliated and Macquarie affiliated service providers.
Selection of Nominees
The Board’s Governance Committee makes Independent Trustee candidate recommendations to the Board pursuant to its charter.  The Governance Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from IICO and other principal service providers.  In connection with the Transaction, the Governance Committee also evaluated the Trustee Nominees’ independence from DMC and other Macquarie-affiliated service providers.
The Governance Committee evaluates candidates using certain criteria, considering, among other qualities, a high level of integrity, appropriate experience, a commitment to fulfill the fiduciary duties inherent in Board membership, and the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board’s overall effectiveness.
The Governance Committee considers prospective candidates from any reasonable source, including from recommendations by shareholders of the Fund.  The Governance Committee initially evaluates prospective candidates on the basis of preliminary information required of all preliminary candidates, considered in light of the criteria discussed above.  Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee member to discuss the position; if there appeared to be sufficient interest, a meeting with one or more Governance Committee members would be arranged.  If the Governance Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Trustees for input.
Any request by management to meet with the prospective candidate would be given appropriate consideration.  The Fund has not paid a fee to third parties to assist in finding nominees.
Shareholders seeking to recommend one or more candidates to the Board should direct the names of such candidates they wish to be considered to the attention of the Fund’s Governance Committee, in care of the Fund’s Secretary, at the address of the Fund listed on the front page of this   Proxy Statement.  Such candidates will be considered with any other trustee candidates on the basis of the same criteria described above used to consider and evaluate candidates recommended by other sources.
For candidates to serve as Independent Trustees, independence from IICO (or Macquarie in this case), its affiliates and other principal service providers is critical, as is an independent and questioning mindset.  The Governance Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates.  Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Governance Committee’s (or the Board’s) perceptions about future issues and needs.
Ownership of Fund Shares
Set forth in Appendix B is information regarding shares of the Fund beneficially owned by the Trustees and each Trustee Nominee as of the Record Date, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, as well as the aggregate dollar range of shares owned by each Trustee Nominee of funds within the Fund Complex.  An Independent Trustee may elect to defer a portion of his or her annual compensation, which deferred amount is deemed to be invested in shares of funds within the Fund Complex.  The amounts listed in Appendix B as “owned” shares include any shares in which the Trustee’s deferred compensation is deemed invested by a Trustee.
 Compensation
The fees paid to the Trustees are allocated among the funds in the Fund Complex based on each fund’s relative asset size.  Information relating to compensation paid to the Current Trustees for the Fund’s most recent fiscal year is set forth in Appendix C.
Required Vote
The presence at the First Meeting, either in person or by proxy, of one-third of the outstanding shares shall be sufficient to constitute a quorum.  Trustees are elected by the affirmative vote of a plurality of shares present at the Meeting and entitled to vote, at which quorum is present.  This means that the 14 candidates who receive the largest number of votes will be elected as trustees.  In the election of trustees, votes may be cast in favor of a candidate or withheld.  If elected, the Trustee Nominees will serve as Trustees effective only upon the Closing of the Transaction. If the Transaction is not consummated, the Current Trustees will remain on the Board and the Trustee Nominees who are not Current Trustees will not serve as Trustees of the Fund, even if elected by shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF EACH TRUSTEE NOMINEE.

SECOND MEETING - PROPOSAL 1
TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUND
(“NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL”)

Introduction
The Current Investment Advisory Agreement between the Fund and IICO will automatically terminate upon the Closing of the Transaction. It is proposed that post-Transaction, DMC, a series of MIMBT, serve as the investment adviser to the Fund. To ensure that advisory services can continue uninterrupted following the termination of the Current Investment Advisory Agreement, the Board, including the Board’s Independent Trustees, have approved the proposed New Investment Advisory Agreement for the Fund, to become effective upon the Closing, subject to shareholder approval. If the proposed New Investment Advisory Agreement is approved by shareholders, DMC will manage the Fund effective upon the Closing.  In the event shareholders do not approve the proposed New Investment Advisory Agreement by the Closing, DMC will serve as investment adviser of the Fund pursuant to an Interim Investment Advisory Agreement, but must place its compensation for its services during this interim period in escrow, pending shareholder approval of the New Investment Advisory Agreement. The Interim Investment Advisory Agreement would have substantially the same terms as the terms of the Current Investment Advisory Agreement.  If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by shareholders.
Pursuant to section 15(a)(4) of the 1940 Act, any investment advisory agreement, including any sub-advisory agreement, on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the Transaction, which is set to occur in the first half of 2021, whereby WDR will be acquired by Macquarie, will constitute a Change of Control Event for IICO, resulting in the automatic termination of the Current Investment Advisory Agreement between IICO and the Fund. Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company,” as defined by the 1940 Act. Because it is proposed that DMC serve as the new investment adviser to the Fund after the Closing, the proposed New Investment Advisory Agreement must be approved by the Fund’s shareholders.
[IICO and the Fund are unaware of any Trustee having any material interest, direct or indirect, in the Transaction, except that [NAME], [ROLE/TITLE] of the Fund, is deemed to have such an interest because of his positions at [WDR] and its affiliates and because of [her/his] compensation arrangements totaling up to $[] based on the anticipated closing of the [sale of WDR, IDI, and WISC]. [S/He] also is potentially entitled to additional ongoing compensation relating to post-Transaction transitional activities involving certain Fund matters.]
Section 15(f) of the 1940 Act
Macquarie has made certain covenants in connection with the Transaction regarding compliance with section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.
The first condition requires that no “unfair burden” be imposed on the investment company or companies as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to such Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services).  No such compensation arrangements are contemplated by the Transaction. WDR and Macquarie have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing of the Transaction, any “unfair burden” on the Fund.
The second condition requires that, during the three-year period immediately following the closing of the Transaction, at least 75% of an investment company’s board of directors or trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser.  The Board of Trustees of the Fund and the Delaware Funds by Macquarie board each currently satisfies such 75% requirement, and the newly constituted board, provided approval of the Trustee Nominees in the Trustee Election Proposal, will satisfy such 75% requirement.  Macquarie has agreed with WDR to use its reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the Closing.

The Current Investment Advisory Agreement
IICO, a Delaware corporation, serves as the investment adviser to the Fund and each other trust within the Fund Complex. IICO has been a registered investment adviser with the SEC since 2002. As of December 31, 2020, IICO had approximately [$74.8 billion] in total assets under management. IICO’s principal office is located at 6300 Lamar Avenue, Overland Park, KS 66202.
IICO provides investment management services to the Fund under the Current Investment Advisory Agreement. At a meeting held on August 11–12, 2020 (the “2020 15(c) Board Meeting”), the Board, including the Board’s Independent Trustees, approved the renewal of the Current Investment Advisory Agreement. The Current Investment Advisory Agreement has been effective since April 1, 2013 and was last approved by the Fund’s sole shareholder on [DATE] in connection with the launch of the Fund.
The Proposed New Investment Advisory Agreement
DMC is a series of MIMBT. MIMBT, a Delaware statutory trust, is an indirect, wholly-owned registered investment advisory subsidiary of Macquarie Group. MIMBT has been a registered investment adviser with the SEC since 1988. As of December 31, 2020, DMC had approximately $[] in total assets under management. DMC provides investment advisory services to registered investment companies within the Delaware Funds by Macquarie complex, as well as to certain other affiliated registered investment companies. Its principal office is 100 Independence, 610 Market Street, Philadelphia, PA 19106. Additional information regarding the ownership structure of DMC is included in Appendix F, and information regarding DMC’s other investment company clients is included in Appendix G.
It is proposed that DMC provide investment management services to the Fund pursuant to the proposed New Investment Advisory Agreement. The terms of the proposed New Investment Advisory Agreement, and certain differences between the proposed New Investment Advisory Agreement and the Current Investment Advisory Agreement are described, generally, below. The proposed New Investment Advisory Agreement with DMC is substantially similar to the Fund’s Current Investment Advisory Agreement with IICO.  The proposed New Investment Advisory Agreement does not change the Fund’s contractual advisory fee rate. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; and the comparison below is qualified in its entirety by the Current Investment Advisory Agreement and the proposed New Investment Advisory Agreement in Appendix E. The proposed New Investment Advisory Agreement primarily differs from the Current Investment Advisory Agreement as follows:
Fees. There would be no change in the fee schedule used to determine the gross investment advisory fees payable to DMC under the proposed New Investment Advisory Agreement. Under the proposed New Investment Advisory Agreement, the fee will remain an annual fee computed daily in an amount equal to 1.00% of the average daily value of the Fund’s assets. The Current Investment Advisory Agreement and proposed New Investment Advisory Agreement differ in how they describe the calculus of the Fund’s net assets to which the Fund’s management fee is applied. Under the Current Investment Advisory Agreement, the Fund calculates average daily net assets as the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage, minus liabilities other than the aggregate indebtedness entered into for purposes of leverage. The proposed New Investment Advisory Agreement calculates average daily net assets without regard to (i) the liquidation value or other involuntary liquidation preference of any outstanding senior security which is a stock, including shares of preferred stock, of the Fund (as those terms are defined in section 18 of the 1940 Act) and (ii) liabilities arising from other senior securities, borrowings, or other forms of leveraging. Given the current leverage used by the Fund, there will be no change in the advisory fees paid by the Fund under the New Investment Advisory Agreement upon the Closing.  In addition, the Current Investment Advisory Agreement for the Fund contains a provision which states that if the laws, regulations or policies of any state in which shares of the Fund are qualified for sale limit the operation and management expenses of the Fund, IICO will refund to the Fund the amount by which such expenses exceed the lowest of such state limitations; the proposed New Investment Advisory Agreement contains no such provision. Finally, the proposed New Investment Advisory Agreement provides that, if it is terminated prior to the end of any calendar month for the Fund, the management fee to DMC shall be prorated and shall be payable within ten (10) calendar days after the Agreement’s termination date; the Current Investment Advisory Agreement does not have such a provision.
Investment Advisory Services. The proposed New Investment Advisory Agreement generally requires DMC to provide substantially similar services to the Fund as IICO does under the Current Investment Advisory Agreement. The proposed New Investment Advisory Agreement generally provides that, subject to the direction and control of the Board, DMC shall: (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Fund; (ii) effect the purchase and sale of those investments in furtherance of the Fund’s objectives and policies; and (iii) furnish the Board with information and reports regarding the Fund’s investments as DMC deems appropriate or as the Board may reasonably request. Further, the proposed New Investment Advisory Agreement includes a provision stating that DMC is deemed to be an independent contractor, which requires that, without express authorization, it has no authority to act for or represent the Fund. There is no such provision in the Current Investment Advisory Agreement, however, the Current Investment Advisory Agreement does provide that IICO is subject at all times to the direction and control of the Board.
In addition, aside from acting as investment adviser to the Fund, the Current Investment Advisory Agreement explicitly provides that IICO or one of its affiliates may also act as a transfer agent or shareholder servicing agent for the Fund or as the accounting services agent of the Fund so long as there are separate agreements to that effect. The proposed New Investment Advisory Agreement contains no similar provision.
Sub-advisers. The proposed New Investment Advisory Agreement provides that DMC may, to the extent permitted by applicable law, appoint at its own expense one or more sub-advisers, including affiliates of DMC, to perform investment advisory services for the Fund.  The Current Investment Advisory Agreement for the Fund permits IICO to contract with sub-advisers to perform services for the Fund for which IICO is responsible.  However, while the proposed New Investment Advisory Agreement provides that DMC may terminate a sub-adviser in its sole discretion at any time to the extent permitted by applicable law and that DMC will assume the terminated sub-adviser’s responsibilities for the Fund unless and until a new sub-adviser is selected, the  Current Investment Advisory Agreement contains no such conditional provision.
Best Execution. Under the proposed New Investment Advisory Agreement, subject to the primary objective of obtaining the best execution, DMC may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by DMC who provide statistical, factual and financial information and services to the Fund, to DMC, to any sub-adviser, or to any other fund or account for which DMC or any sub-adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other investment company for which DMC or any sub-adviser provides investment advisory services. Further, the proposed New Investment Advisory Agreement provides that broker/dealers who sell shares of any investment companies or series thereof for which DMC or a sub-adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the SEC and the Financial Industry Regulatory Authority and does not take into account such broker/dealer’s promotion or sale of such shares. The Current Investment Advisory Agreement contains no similar provisions, but it does provide that IICO shall have no duty to seek advance competitive commission bids and that IICO may select brokers based solely on its current knowledge of prevailing commission rates; the proposed New Investment Advisory Agreement contains no such provision with respect to seeking advance competitive commission bids.
Soft Dollars. The Current Investment Advisory Agreement and the proposed New Investment Advisory Agreement provide that IICO and DMC, respectively, may cause the Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where IICO or DMC has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or IICO’s or DMC’s overall responsibilities with respect to the Fund and to other clients for which they exercise investment discretion.
Other Business. The proposed New Investment Advisory Agreement provides that the services of DMC are not exclusive to the Fund and that DMC and its affiliates may render services to others; the Current Investment Advisory Agreement contains no similar provision.
Payment of Expenses. The proposed New Investment Advisory Agreement and the Current Investment Advisory Agreement have provisions addressing allocation of expenses; the Agreements provide that the Fund is responsible for its own expenses and provide specific examples of such expenses.
The Current Investment Advisory Agreement differs from the proposed New Investment Advisory Agreement in that it provides for those expenses for which IICO shall pay in full, including the salaries and employment benefits of all employees of IICO who are engaged in providing these advisory services; adequate office space and suitable office equipment for such employees; and all telephone and communications costs relating to such functions. The proposed New Investment Advisory Agreement contains no such provision explicitly. Rather, it provides that, in the conduct of the respective businesses of DMC and the Fund and in the performance of the proposed New Investment Advisory Agreement, the Fund and DMC may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.  Under this provision, certain expenses associated with Macquarie personnel providing legal services and producing regulatory materials are allocated to the Delaware Funds by Macquarie.  The Current Investment Advisory Agreement does not specifically provide for the proration of shared expenses. It is not anticipated that the total expense ratio of the Fund will increase materially as a result of this provision.
The advisory fee rate in the proposed New Investment Advisory Agreement, if approved, will be the same as in the Current Investment Advisory Agreement.
Limitation on Liability. The limitation of liability provisions in the Current Investment Advisory Agreement and the proposed New Investment Advisory Agreement are the same.  Both Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the investment adviser to the Fund, IICO and DMC, respectively, shall not be liable to the Fund or to any shareholder for any action or omission arising in the course of, or connected with, rendering its services under the Agreements or for any losses arising from the purchase, holding or sale of any security.
Term and Continuance. If approved by shareholders of the Fund, the proposed New Investment Advisory Agreement will continue in effect for an initial period of two years from the date of implementation, whereas the Current Investment Advisory Agreement had a one-year term.  The Agreements have substantially similar provisions for renewal, and may be renewed provided that renewal and continuance is specifically approved at least annually in accordance with the 1940 Act.
Termination. The Agreements have substantially similar termination provisions, generally providing that the Agreement may be terminated at any time, without the payment of any penalty, by the Fund upon giving sixty (60) calendar days’ written notice, provided that the termination is directed or approved by the vote of a majority of the Board or by the vote of a 1940 Act Majority of the Fund’s outstanding voting securities. The proposed New Investment Advisory Agreement may also be terminated by DMC on sixty (60) calendar days’ written notice; the Current Investment Advisory Agreement may be terminated by IICO on one hundred twenty (120) calendar days’ written notice.
Further, the proposed New Investment Advisory Agreement provides that, upon termination of the Agreement, the obligations of all the parties thereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of the Agreement committed prior to such termination, and except for the obligation of the Fund to pay to DMC the fee if the Agreement is terminated prior to the end of any calendar month, as described in “The Proposed New Investment Advisory Agreement—Fees.” The Current Investment Advisory Agreement contains no similar provisions.
Assignment. As required by the 1940 Act, the Current Investment Advisory Agreement and proposed New Investment Advisory Agreement will immediately terminate in the event of their “assignment” (as defined in the 1940

Act). However, in addition, the proposed New Investment Advisory Agreement provides that the Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties thereto. The Current Investment Advisory Agreement contains no such provision.
Proxy Voting. The proposed New Investment Advisory Agreement provides that the decisions to be made by DMC shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to the Fund’s investment securities. The Current Investment Advisory Agreement does not contain any provisions explicitly providing IICO with the ability to vote proxies on behalf of the Fund; however, the Agreement does provide that IICO shall take, on behalf of the Fund, all actions which appear to IICO necessary to carry into effect its investment programs and supervisory functions.
Amendments. To incorporate the requirements of the 1940 Act explicitly, the proposed New Investment Advisory Agreement provides that it generally may not be amended without a shareholder vote and a vote of the Independent Trustees, but that it may be amended without shareholder approval if the amendment relates solely to a change for which applicable laws and regulations do not require shareholder approval. The proposed New Investment Advisory Agreement also provides that it may be amended pursuant to a written agreement executed by the Fund and DMC. The Current Investment Advisory Agreement does not explicitly contain similar provisions.
Additional Information. The Current Investment Advisory Agreement was last approved for continuance by the Board in August 2020. A discussion of the basis for the Board’s approval of the Current Investment Advisory Agreement for the Fund is available in the Fund’s most recent semi-annual or annual report.
Appendix G lists other registered funds advised by DMC that have investment objectives similar to those of the Fund, the net assets of such funds, the fee schedule pursuant to which DMC received advisory fees from such funds, and whether DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to cap total expenses at a specified amount.
Appendix H describes the aggregate amount of IICO’s fees and the amount and purpose of any other material payments to IICO and its affiliates for services provided to the Fund during its last fiscal year.
No Anticipated Changes to the Fund’s Portfolio Management at Closing
Following the Transaction, DMC will oversee the activities of the Fund’s investment team. The IICO employees who provide operational support to the Fund and the IICO investment professionals who currently manage the Fund will remain at the Closing of the Transaction, albeit as Macquarie employees. Additionally, DMC may use the Affiliated Sub-Advisers to provide certain sub-advisory services as described in the Sub-Advisory Agreement Proposal if such proposal is approved by shareholders.  Any changes to investment professionals in the future will be made with the best interests of shareholders in mind.
Additional Information About DMC
Appendix F provides the name, address and principal occupation of each executive officer and each trustee of DMC, and Appendix I provides the names of each individual who is an officer or trustee of the Fund and who is also an officer, employee or shareholder of DMC.
Board Considerations in Approving the Proposed New Investment Advisory Agreement
At a meeting held on January 12, 2021 (the “January 2021 Meeting”), the Board, including the Board’s Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreement between the Fund and DMC, as shown in Appendix E. The Board also determined to recommend that shareholders of the Fund approve the proposed New Investment Advisory Agreement. The Board’s Independent Trustees reviewed the approval of the proposed New Investment Advisory Agreement in executive sessions with their independent legal counsel at which no representatives of DMC or IICO were present. In voting their approval of the proposed New Investment Advisory Agreement at the January 2021 Meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under section 15 of the 1940 Act.

Background for the Board Approvals

At a meeting held on December 17, 2020, representatives of WDR, IICO and DMC met with the Board to discuss the merger agreement with Macquarie, pursuant to which Macquarie would acquire WDR. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreement. The Independent Trustees were also advised that it was proposed that DMC, a wholly-owned subsidiary of Macquarie, would serve as the investment adviser to the Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreement with DMC and thereafter to submit the proposed New Investment Advisory Agreement to the Fund’s shareholders for approval.

In anticipation of the Transaction, the Trustees met at a series of subsequent meetings on January 6, 2021, January 9, 2021, and January 12, 2021, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of the Fund and its respective shareholders to approve the proposed New Investment Advisory Agreement; and the anticipated impacts of the Transaction on the Fund and its shareholders (each, a “Board Meeting”). During each of these Board Meetings, the Board sought additional and clarifying information as they deemed necessary or appropriate. The Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the “Diligence Requests”) that were submitted to DMC and DDLP. The Diligence Requests sought information relevant to the Board’s consideration of the proposed New Investment Advisory Agreement and distribution arrangements, and other anticipated impacts of the Transaction on the Fund and its shareholders. DMC and DDLP provided documents and information in response to the Diligence Requests (the “Response Materials”). Senior management representatives of DMC, WDR and IICO participated in a portion of each Board Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel, who advised them on, among other things, their duties and obligations relating to their consideration of the proposed New Investment Advisory Agreement.

The Board’s evaluation of the proposed New Investment Advisory Agreement reflected the information provided specifically in connection with its review of the proposed New Investment Advisory Agreement, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Investment Advisory Agreement on August 11-12, 2020 (“2020 15(c) Board Meeting”) and at other subsequent Board meetings in 2020. The Board’s evaluation of the proposed New Investment Advisory Agreement also reflected their knowledge gained as Trustees of the Fund with respect to services provided by IICO and its affiliates.

The Board’s approvals and recommendations were based on their determination, within its business judgment, that it would be in the best interests of the Fund and the Fund’s respective shareholders, for DMC to provide investment advisory services to the Fund, following the Closing.

Factors Considered in Approving the Proposed New Investment Advisory Agreement

In connection with the Board’s consideration of the proposed New Investment Advisory Agreement, DMC and IICO advised the Board about a variety of matters, including the following:

•	The nature, extent, and quality of the services to be provided to the Fund by DMC post-Transaction are expected to be of at least the same level as the services currently provided to the Fund by IICO.
•	DMC’s stated commitment to maintaining and enhancing the Fund shareholder experience.
•	DMC does not propose changes to the investment objective of the Fund.
•	The proposed New Investment Advisory Agreement does not change the Fund’s contractual advisory fee rate.
•
The portfolio managers and portfolio management team at IICO that manage the Fund are expected to continue to do so post-Transaction as employees of Macquarie, if they choose to become employees of Macquarie.

•	DMC’s intended use of certain Affiliated Sub-Advisers to leverage Macquarie’s global fixed income investment platform in providing advisory, trading and other services to the Fund.

•
DDLP’s distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Fund to grow assets and lower fees and expenses through increased economies of scale.

•	The support expressed by the current senior management team at IICO for the Transaction and IICO’s recommendation that the Board approve the proposed New Investment Advisory Agreement.
•
The commitments of Macquarie and WDR to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

•	In addition to the matters noted above, in their deliberations regarding approval of the proposed New Investment Advisory Agreement, the Board considered the factors discussed below, among others.

The Nature, Extent, and Quality of Services Expected to be Provided by DMC. The Board received and considered information regarding the nature, extent and quality of services expected to be provided by DMC.  In evaluating the nature, extent and quality of services to be provided by DMC, the Board considered information provided by DMC regarding its advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition (both pre- and post-Closing). The Board also considered the capabilities, resources, and personnel of DMC, including senior and other personnel of IICO who had been extended offers to join DMC, in order to determine whether DMC is capable of providing the same level of investment management services currently provided to the Fund, and also considered the transition and integration plans to move management of the Fund to DMC. The Board recognized that the IICO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course of business. The Board considered the resources and infrastructure that DMC intends to devote to its compliance program to ensure compliance with applicable laws and regulations as well as DMC’s commitment to those programs. The Board also considered the policies and practices of DMC regarding the selection of broker/dealers and the execution of portfolio transactions.  The Board considered the resources that DMC has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by DMC related to its business, legal, and regulatory affairs. This review considered the resources available to DMC to provide the services specified under the proposed New Investment Advisory Agreement. The Board considered DMC’s financial condition, including the financing of the Transaction, and noted that DMC is expected to be able to provide a high level of service to the Fund and continuously invest and re-invest in its business.  Finally, the Board considered that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund, and its shareholders by DMC compared to those currently provided by IICO.

The Board considered that, while it was proposed that DMC would become the investment adviser to the Fund, the same portfolio managers and portfolio management team at IICO that manage the Fund are expected to continue to do so after the Transaction as employees of Macquarie, if they choose to become employees of Macquarie. The Board determined that they had considered the qualifications of the portfolio managers at IICO at the 2020 15(c) Board Meeting.

The Board considered that DMC’s experience in allocating assets to, and overseeing the advisory services of, its sub-advisers, was similar to IICO’s role in allocating assets to and overseeing the advisory services provided by its sub-advisers.  The Board considered that DMC may utilize certain Affiliated Sub-Advisers to leverage Macquarie’s global fixed income investment platform in providing advisory, trading and other services to the Fund.

The Board considered that the terms and conditions of the proposed New Investment Advisory Agreement are substantially similar to the terms and conditions of the Current Investment Advisory Agreement (see “The Proposed New Investment Advisory Agreement”, above).

After review of these and other considerations, the Board concluded that DMC will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Fund by IICO, and that these services are appropriate in nature and extent in light of the Fund’s operations and investor needs.

Performance of the Fund. With respect to the performance of the Fund, the Board considered their review at the 2020 15(c) Board Meeting of peer group and benchmark investment performance comparison data relating to the Fund’s long-term performance record for similar accounts. The Board considered that information reviewed at the 2020 15(c) Board Meeting would be relevant given that the Fund is expected to retain its current portfolio managers and portfolio management team. Based on information presented to the Board at the 2020 15(c) Board Meeting and its discussions with DMC, the Board concluded that DMC is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, strategy and restrictions.

Fees to Be Paid to DMC and Expenses of the Fund. The Board considered that they had reviewed the Fund’s existing advisory fee rate at the 2020 15(c) Board Meeting. The Board considered that the proposed New Investment Advisory Agreement does not change the Fund’s contractual advisory fee rate.  The Board also considered that DMC and IICO had represented to the Board that they will each use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an “unfair burden” on the Fund as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fee to be paid by the Fund to the advisory fees paid by funds and other accounts managed by DMC deemed to be comparable to the Fund in terms of investment objectives and strategies (for further information, see Appendix G). The Board concluded that the retention of DMC was unlikely to impose an unfair burden on the Fund because, after the Transaction, none of IICO, DMC, DDLP, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Fund or its shareholders for other than bona fide investment advisory or other services. Based on their review, the Board determined, with respect to the Fund, that DMC’s advisory fee is fair and reasonable in light of the nature, extent and quality of services to be provided to the Fund under the proposed New Investment Advisory Agreement.

Extent to Which DMC May Realize Economies of Scale as the Fund Grows Larger and Whether Fee Levels Reflect These Economies of Scale for the Benefit of the Fund’s Shareholders. The Board considered potential or anticipated economies of scale in relation to the services DMC would provide to the Fund. The Board considered DMC’s representation that the significant increase in its assets under management post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Boards also considered DMC’s representation that it expected to realize economies of scale in connection with the operation of the Fund, specifically by achieving operational efficiencies, cost synergies and possible consolidation of service providers and vendors.  The Board noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to DMC, in the future.

Profits to be Realized by DMC and its Affiliates from Their Relationship with the Fund. The Board considered the benefits DMC and its affiliates may derive from their relationship with the Fund. The Board also considered information on DMC’s profitability that was provided to the board of trustees of the Delaware Funds by Macquarie complex in connection with their most recent 15(c) process. The Board considered DMC’s representation that the fully integrated Fund Complex, including investments to support ongoing growth, was expected to have an overall marginally positive impact on DMC’s overall financial profitability. The Board considered that the expected profitability of DMC and its affiliates was not excessive in light of the nature, extent and quality of the services to be provided to the Fund.  The Board noted the difficulty of accurately projecting profitability under the current circumstances and noted that they would have the opportunity to give further consideration to DMC’s profitability with respect to the Fund at the end of the initial two-year term of the proposed New Investment Advisory Agreement.

Fall-Out Benefits to DMC and its Affiliates. The Board considered the possible fall-out benefits and other types of benefits that may accrue to DMC and its affiliates. The Board noted that the Transaction provides DMC and its affiliates the opportunity to deliver investment products and services to the WDR network.  The Board considered that the Transaction, if completed, would significantly increase DMC’s assets under management and expand DMC’s investment capabilities and relationships with certain wealth management intermediaries. Specifically, the Board considered that upon completion of the Transaction, Macquarie has agreed to sell WDR’s wealth management platform to LPL Financial Holdings Inc.  This increased size and diversification could facilitate DMC’s continued investment in its business and products, which DMC would be able to leverage across a broader base of assets. DMC also would be able to use trading commission credits from the Fund’s transactions in securities to “purchase” third-party research and execution services to support its investment process. Based on their review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to DMC are fair and reasonable.

Conclusions. Based on the foregoing and other relevant considerations, at the January 2021 Meeting, the Board, including a majority of the Board’s Independent Trustees, acting within their business judgment, (1) concluded that the terms of the proposed New Investment Advisory Agreement are fair and reasonable and that approval of the proposed New Investment Advisory Agreement is in the best interests of the Fund and its respective shareholders, (2) voted to approve the proposed New Investment Advisory Agreement, and (3) voted to recommend approval of the proposed New Investment Advisory Agreement by shareholders of the Fund. The Board noted that no one factor was determinative of their decision which, instead, was premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the proposed New Investment Advisory Agreement and to recommend approval of the proposed New Investment Advisory Agreement by shareholders of the Fund.
Required Vote
Approval of the New Investment Advisory Agreement Proposal requires the vote of a “1940 Act majority” of the outstanding voting securities of the Fund. For these purposes and as used herein, a “1940 Act Majority” is the vote of (1) 67% or more of the voting securities of the Fund entitled to vote on the Proposal that are present at the Second Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. If the proposed New Investment Advisory Agreement is approved by shareholders, DMC will manage the Fund effective upon the Closing.  If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by shareholders.
THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL.

SECOND MEETING - PROPOSAL 2
TO APPROVE SUB-ADVISORY AGREEMENTS BETWEEN DELAWARE MANAGEMENT COMPANY, A SERIES OF MACQUARIE INVESTMENT MANAGEMENT BUSINESS TRUST, AND EACH OF MACQUARIE INVESTMENT MANAGEMENT AUSTRIA KAPITALANLAGE AG, MACQUARIE INVESTMENT MANAGEMENT GLOBAL LIMITED AND MACQUARIE INVESTMENT MANAGEMENT EUROPE LIMITED
(THE “SUB-ADVISORY AGREEMENT PROPOSAL”)
Introduction
DMC intends to utilize Macquarie’s global fixed income investment platform to provide advisory, trading and other services to the Fund.  In order to leverage Macquarie’s global fixed income investment platform for the Fund, DMC seeks to collaborate with its affiliates, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Global Limited (“MIMGL”), each a registered investment adviser with the SEC and referred to herein as the “Affiliated Sub-Advisers,” in its management of the Fund.  DMC has recommended, and the Board, including the Board’s Independent Trustees, has approved the proposed Sub-Advisory Agreements between DMC and each of the Affiliated Sub-Advisers, to become effective upon the Closing, subject to shareholder approval and contingent on approval of the New Investment Advisory Agreement Proposal.  If the proposed New Investment Advisory Agreement and the proposed Sub-Advisory Agreements are approved by shareholders, DMC will utilize the Affiliated Sub-Advisers in its management of the Fund after the Closing.  In the event shareholders do not approve the proposed New Investment Advisory Agreement or proposed Sub-Advisory Agreements by the Closing, the Affiliated Sub-Advisers will not be utilized in the management of the Fund. If the Transaction is not consummated, the Sub-Advisory Agreement Proposal will not be implemented, even if approved by shareholders.

DMC will compensate each of MIMAK, MIMEL and MIMGL for their sub-advisory services to the Fund.  Fund shareholders will not bear additional expenses related to the use of the Affiliated Sub-Advisers.
The Fund’s investment objectives, policies, and limitations will not change in connection with this Proposal. It is currently anticipated that the Fund’s current portfolio managers will continue to have ultimate portfolio management discretion over the Fund at Closing, albeit as employees of Macquarie. While DMC will continue to drive the Fund’s strategy and investment process and be responsible for the day-to-day management of the Fund’s portfolio, DMC will be able to delegate portions of the implementation of the Fund’s strategy to MIMAK, MIMEL, and MIMGL if the Sub-Advisory Agreement Proposal is approved by shareholders.

Additional information regarding the ownership structure of the Affiliated Sub-Advisers is included in Appendix F, and information regarding the Affiliated Sub-Advisers’ other investment company clients is included in Appendix G.
Macquarie’s Global Investment Platform
Below is a brief description of Macquarie’s global investment platforms, the Affiliated Sub-Advisers and the anticipated role that the Affiliated Sub-Advisers would play in the investment program of the Fund.
Global Fixed Income Investment Platform
DMC utilizes the Affiliated Sub-Advisers, MIMAK, MIMEL and MIMGL to provide portfolio management and trading services, as well as to share investment research and recommendations, with respect to the fixed income mutual funds that DMC advises.  The global fixed income investment platform includes offices in Philadelphia (DMC), Sydney (MIMGL), London (MIMEL) and Vienna (MIMAK), which provide 24-hour coverage across the three major market time zones (Australasia, Europe, Americas) and collaboration on all major fixed income asset classes presently managed by all four locations.  DMC believes that this global coverage will be beneficial for the Fund, as it translates into potentially more resources and diversity of viewpoints to assist in the management of the Fund.  DMC collaborates across locations and is able to delegate to its affiliates specific execution of the Fund’s strategy from time to time in its sole discretion, although DMC and the Fund’s named portfolio managers are responsible for driving the Fund’s strategy and investment process and remain primarily responsible for the day-to-day management of the Fund’s portfolios.  DMC believes the ability to utilize its global affiliates in this manner enables DMC’s portfolio managers to leverage the capabilities of the broader Macquarie Asset Management (“MAM”) organization and to take advantage of its affiliates’ expertise and location in Austral-Asian, European or British financial markets, as well as the affiliates’ access to research and investment ideas that may be unique to or influenced by those financial markets.   Moreover, utilizing local traders in the applicable time zone, or closer to the applicable time zone, provides benefits such as efficiencies, access to relationships those traders may have with local market participants and more nimble execution and reactivity to information that may impact the region.
The Sub-Advisory Agreements
At the recommendation of DMC, the Board has approved, subject to shareholder approval, that DMC, on behalf of the Fund, enter into the Sub-Advisory Agreements with MIMAK, MIMGL and MIMEL.  Upon the approval of these Sub-Advisory Agreements, the Fund will benefit from Macquarie’s global fixed income investment platform. A form of Sub-Advisory Agreement is attached hereto as Appendix J.  The terms of each Sub-Advisory Agreement are substantially similar.
See below for a summary of the terms of the form of Sub-Advisory Agreement, attached hereto as Appendix J:
Fees. DMC will compensate the Affiliated Sub-Advisers.  The compensation payable to an Affiliated Sub-Adviser shall not exceed a specified percentage of DMC’s retained advisory fee payable from the Fund under the proposed New Investment Advisory Agreement (after DMC has paid any amounts towards the Fund’s expense waivers, if applicable).
Investment Advisory Services. The Affiliated Sub-Adviser will supervise and direct the investments of the assets of the Fund in accordance with the Fund’s investment objectives, policies, and restrictions.
Best Execution. In placing any orders for the purchase or sale of investments for the Fund the Affiliated Sub-Adviser shall use its reasonable endeavors to obtain for the Fund “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.
Other Business. The Affiliated Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.
Payment of Expenses. The Affiliated Sub-Adviser shall not be obligated to pay any expenses of DMC or the Fund unless expressly assumed by the Affiliated Sub-Adviser pursuant to its Sub-Advisory Agreement or otherwise agreed to in writing.
Limitation on Liability. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as sub-adviser to the Fund, neither the Affiliated Sub-Adviser nor any of its affiliates nor any of its or their controlling persons, members, officers, directors, employees or agents shall be liable to the Fund, DMC or any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.
Term and Continuance. The Sub-Advisory Agreement shall continue in effect with respect to the Fund for a period of two (2) years and may be renewed thereafter with respect to the Fund only so long as such renewal and continuance with respect to the Fund is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal thereof have been approved by the vote of a majority of the Fund’s independent directors, the Fund, or any party thereto, cast in person at a meeting called for the purpose of voting on such approval.
Termination. The Sub-Advisory Agreement may be terminated with respect to the Fund (i) by DMC at any time, without the payment of a penalty, on 60 days’ written notice to the Affiliated Sub-Adviser of DMC’s intention to do so and (ii) by the Fund at any time, without the payment of a penalty, on 60 days’ written notice to the Affiliated Sub-Adviser of the Fund’s intention to do so pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Affiliated Sub-Adviser may terminate its Sub-Advisory Agreement with respect to the Fund at any time, without the payment of a penalty, on 60 days’ written notice to DMC and the Fund of its intention to do so. Upon termination of the Sub-Advisory Agreement, the obligations of all the parties thereunder shall cease and terminate as of the date of such termination, except for (i) any obligation arising out of or relating to a breach of the Sub-Advisory Agreement committed prior to such termination, (ii) the obligation of DMC to pay to the Affiliated Sub-Adviser its fee prorated to the date of termination, and (iii) any indemnification obligation provided for in the Sub-Advisory Agreement.
Assignment. As required by the 1940 Act, the Sub-Advisory Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act) or upon the termination of the Investment Management Agreement.
Proxy Voting. As part of the services it will provide, the Affiliated Sub-Adviser is authorized, in its discretion and without prior consultation with the Fund or DMC to vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations with respect to the issuers of securities held in the Fund.
Amendments. The Sub-Advisory Agreement may be amended only by written agreement of DMC and the Affiliated Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder or any applicable exemptive order.
Additional Information Regarding the Affiliated Sub-Advisers
Like DMC, MIMAK, MIMGL and MIMEL are investment advisory entities within Macquarie Investment Management (“MIM”), which is a division of MAM. MAM is Macquarie’s funds management business. MAM is a full-service asset manager, offering a diverse range of capabilities and products including infrastructure and real asset management, securities investment management and structured access to funds, equity-based products, and alternative assets.
MIM offers securities investment management capabilities across a number of asset classes including fixed income, currencies, equities, infrastructure securities, private markets, hedge funds, and multi-asset allocation solutions. MIM delivers a full-service offering to both institutional and retail clients in Australia and the US with selective offerings in other regions.
MIMAK.  MIMAK is located at Kaerntner Strasse 28, 1010 Vienna, Austria. MIMAK conducts a range of financial services to institutional and corporate clients and manages investments across a diverse range of asset classes. MIMAK is currently serving as a sub-adviser with primary responsibility for day-to-day asset allocation decisions for [five open-end funds in the Delaware Funds by Macquarie fund complex, as well as an asset allocation product offered by a DMC affiliate, and also serves as a sub-adviser to certain funds investing in fixed income securities in the Delaware Funds by Macquarie fund complex and the Optimum Fixed Income Fund of Optimum Fund Trust, providing investment support on a regular basis and when directed by DMC, investment discretion and trading.] MIMAK is an affiliate of DMC and a part of MIM. As of [December 31, 2020, MIMAK’s team, which includes [__] investment professionals, managed more than $[__] billion in AUM. As of December 31, 2020, MIM managed more than $[__] billion in assets for institutional and individual clients.]
MIMGL. MIMGL is an Australian incorporated entity with an Australian Financial Services License and is registered with the SEC. MIMGL provides investment advisory services for mandates managed across a range of asset classes.   MIMGL is currently serving as a sub-adviser with primary responsibility for [  ] open-end funds in the Delaware Funds by Macquarie fund complex, and also serves as a sub-adviser to certain funds investing in fixed income securities in the Delaware Funds by Macquarie fund complex and the Optimum Fixed Income Fund of Optimum Fund Trust,  providing investment support on a regular basis and when directed by DMC, investment discretion and trading.]  MIMGL is an affiliate of DMC and a part of MIM. As of [December 31, 2020, the MIMGL team, which includes [__] investment professionals, managed AUD [__] billion in AUM across [__] strategies. As of December 31, 2020, MIM managed more than $[___] billion in assets for institutional and individual clients.]
MIMEL. MIMEL is authorized and regulated by the Financial Conduct Authority (“FCA”) in the United Kingdom. MIMEL is also a registered investment adviser with the SEC pursuant to the Advisers Act. MIMEL is headquartered in London, England. MIMEL provides investment advisory services for fixed income assets.  [MIMEL is currently serving as a sub-adviser with primary responsibility for day-to-day asset allocation decisions for [__] open-end funds in the Delaware Funds by Macquarie fund complex, and also serves as a sub-adviser to certain funds investing in fixed income securities in the Delaware Funds by Macquarie fund complex and the Optimum Fixed Income Fund of Optimum Fund Trust, providing investment support on a regular basis and when directed by DMC, investment discretion and trading. MIMEL is an affiliate of DMC and a part of MIM. As of [December 31, 2020, MIMEL’s team, which includes [__] investment professionals, managed more than [__] billion in AUM. As of December 31, 2020, MIM managed more than $[__] billion in assets for institutional and individual clients.]
Factors relating to the Board’s approval of the Affiliated Sub-Advisers to serve as sub-advisers to the Fund
Following is a discussion of the factors considered by the Board in approving the Sub-Advisory Agreements between DMC and each of the Affiliated Sub-Advisers. In evaluating the Sub-Advisory Agreements, the Board, including a majority of the Independent Trustees, made a separate finding that the Sub-Advisory Agreements are in the best interests of the Fund and its shareholders, and do not involve a conflict of interest from which any of DMC, MIMAK, MIMGL or MIMEL derives an inappropriate advantage.
In connection with the Board’s consideration of the proposed Sub-Advisory Agreements, IICO, DMC, MIMAK, MIMEL, and MIMGL advised the Board about a variety of matters, including the following:

•
The nature, extent, and quality of the services to be provided to the Fund by the Affiliated Sub-Advisers together with DMC post-Transaction are expected to be of at least the same level as the services currently provided to the Fund by IICO.

•	The Affiliated Sub-Advisers’ stated commitment to maintaining and enhancing the Fund shareholder experience.
•	The Affiliated Sub-Advisers do not propose changes to the investment objective of the Fund.
•
The proposed Sub-Advisory Agreements do not change the Fund’s contractual advisory fee rate and Fund shareholders will bear no additional expense in connection with the use of the Affiliated Sub-Advisers.

•	The support expressed by the current senior management team at IICO for the Transaction and IICO’s recommendation that the Board approve the proposed Sub-Advisory Agreements.
•
The commitments of Macquarie and WDR to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

•	In addition to the matters noted above, in their deliberations regarding approval of the proposed Sub-Advisory Agreements, the Board considered the factors discussed below, among others.

Nature, extent, and quality of services to be provided by the Affiliated Sub-Advisers.  The Board considered the nature, quality, and extent of services that the Affiliated Sub-Advisers each would provide as a sub-adviser to the Fund. The Board took into account Macquarie’s global investment platform and the investment process to be employed by the Affiliated Sub-Advisers in connection with each sub-adviser’s responsibilities in conjunction with DMC in managing the Fund, and the qualifications and experience of the Affiliated Sub-Advisers’ teams with regard to implementing the Fund’s investment mandate. The Board considered each of the Affiliated Sub-Advisers’ organization, personnel, and operations. The Board considered the potential enhancements to the Fund’s portfolio management process from investment ideas, trading expertise and quantitative support from the Affiliated Sub-Advisers. The Board also considered DMC’s review and recommendation process with respect to the Affiliated Sub-Advisers, and the favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by the Affiliated Sub-Advisers to the Fund. The Board also considered DMC’s experience with on-boarding new investment teams and sub-advisers. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by the Affiliated Sub-Advisers as well as the Affiliated Sub-Advisers’ ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objectives, strategies, and policies.

Benefits of the Sub-Advisory Agreements. The Board considered the following benefits in approving the Sub-Advisory Agreements:

●
The fixed income teams within MIMEL, MIMGL, and MIMAK have developed global research resources which have assisted them with generating a strong track record and delivering attractive risk-adjusted outcomes for their clients in their global credit and income-based strategies. Utilizing the investment expertise and experience of DMC’s affiliates located in London, Sydney, and Vienna will provide DMC with more comprehensive investment resources to use in its management of the Fund;

●
The potential to attract additional assets in the Fund. Many of the Fund’s competitors have access to ex-U.S. affiliates in connection with their management of similar strategies. Access to its ex-U.S. affiliates may assist DMC with attracting assets and make the Fund more competitive. Leveraging its affiliates’ locations will provide DMC with real time extended coverage of global markets, follow-the-sun trading and potentially enhance its investment process.

The costs of the services to be provided.  The Board considered that DMC will compensate MIMEL, MIMGL, and MIMAK for their sub-advisory services to the Fund out of DMC’s management fee. The Board noted that the Fund’s shareholders will not bear any additional expenses related to the use of the Affiliated Sub-Advisers.  The Board considered that the proposed New Investment Advisory Agreement does not change the Fund’s contractual advisory fee rate.  Please see the discussion of the Board’s consideration in approving the New Investment Advisory Agreement for further information regarding the Board’s consideration of the fees to be paid to DMC under the New Investment Advisory Agreement.

Performance of the Fund. The Board considered information provided by DMC and the Affiliated Sub-Advisers regarding the expertise of the Sub-Advisers and the performance of funds they manage in the Delaware Funds by Macquarie complex.  The Board concluded that the Affiliated Sub-Advisers are capable of assisting DMC in generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, strategies and restrictions.

Profits to be Realized by the Affiliated Sub-Advisers from Their Relationship with the Fund. The Board considered the benefits the Affiliated Sub-Advisers may derive from their relationship with the Fund. The Board also considered information on the Affiliated Sub-Adviser’s profitability that was provided to the board of trustees of the Delaware Funds by Macquarie complex in connection with their most recent 15(c) process. The Board considered that the expected profitability of the Affiliated Sub-Advisers was not excessive in light of the nature, extent and quality of the services to be provided to the Fund. The Board noted the difficulty of accurately projecting profitability under the current circumstances and noted that they would have the opportunity to give further consideration to the Affiliated Sub-Advisers’ profitability with respect to the Fund at the end of the initial two-year term of the proposed Sub-Advisory Agreements.

Fall-Out Benefits to DMC and its Affiliates. The Board considered the possible fall-out benefits and other types of benefits that may accrue to the Affiliated Sub-Advisers. The Board noted that the Transaction provides the Affiliated Sub-Advisers the opportunity to deliver investment products and services to the WDR network.  Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Affiliated Sub-Advisers are fair and reasonable.

Conclusions.  Based on the foregoing and other relevant considerations, at the January 2021 Meeting, the Board, including a majority of the Board’s Independent Trustees, acting within their business judgment, (1) concluded that the terms of the proposed Sub-Advisory Agreements are fair and reasonable and that approval of the proposed Sub-Advisory Agreement is in the best interests of the Fund and its respective shareholders, (2) voted to approve the proposed Sub-Advisory Agreements, and (3) voted to recommend approval of the proposed Sub-Advisory Agreements by shareholders of the Fund. The Board noted that no one factor was determinative of their decision which, instead, was premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the proposed Sub-Advisory Agreement and to recommend approval of the proposed Sub-Advisory Agreements by shareholders of the Fund.
Regulatory requirements
Under the 1940 Act, the definition of “investment adviser” is broad and encompasses the types of services anticipated to be provided by the Affiliated Sub-Advisers. Because the Affiliated Sub-Advisers will be considered to be investment advisors, Section 15 of the 1940 Act requires that DMC enter into sub-advisory agreements with those entities on behalf of the Fund. The 1940 Act requires that the Fund’s shareholders approve the proposed Sub-Advisory Agreements before the Fund enters into such agreements.
If shareholders approve the Sub-Advisory Agreement Proposal, it is anticipated that the Affiliated Sub-Advisers would begin providing services to the Fund immediately after the Closing. If shareholders do not approve the Sub-Advisory Agreement Proposal, the Affiliated Sub-Advisers will not provide additional advisory services to the Fund and the changes described herein will not take effect.  If this should occur, the Board would consider what additional actions to take, which could include continuing to solicit approval of the Sub-Advisory Agreement Proposal.
Required Vote. Approval of the Sub-Advisory Agreement Proposal requires a 1940 Act Majority Vote. If the Sub-Advisory Agreement Proposal is approved by shareholders, DMC will utilize the Affiliated Sub-Advisors to provide certain sub-advisory services to the Fund effective upon the Closing.  If the Transaction is not consummated, the Sub-Advisory Agreement Proposal will not be implemented, even if approved by shareholders.
THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS OF THE FUND VOTE FOR THE SUB-ADVISORY AGREEMENT PROPOSAL.
OTHER BUSINESS
The Board does not intend to present any other business at the Meetings. If, however, any other matters are properly brought before the Meetings, the persons named in the accompanying form of white proxy card will vote thereon in accordance with their judgment.
The Fund generally is required to hold annual meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund’s shareholders should send such proposals to the Secretary of the relevant Fund at 6300 Lamar Avenue, Overland Park, Kansas 66202. Any shareholder proposal intended to be presented at any future meeting of a the Fund’s shareholders must be received by such the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.
Shareholders who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the relevant Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of the Fund or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.
INFORMATION ABOUT THE MEETINGS
Record Date
Shareholders of record of the Fund as of the close of business on the Record Date are entitled to vote at the Meetings or any adjournment, postponement or delay thereof. Shareholders of the Fund on the Record Date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share held.  No shares have cumulative voting rights in the election of Trustees.  The number of shares that you may vote is the total of the number shown on the white proxy card accompanying this Proxy Statement.
Revocation of Proxies
Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via audio teleconference and voting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via audio teleconference and vote, or legally appoint another proxy to vote on your behalf.  All properly executed and unrevoked proxies received in time for each Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the Proposals, including “FOR” each Trustee Nominee, and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meetings.
Quorum, Voting and Adjournment
The presence at the First Meeting, via audio teleconference or by proxy, of one-third of the outstanding shares of the Fund entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for the Fund.  The presence at the Second Meeting, via audio teleconference or by proxy, of one-third of the outstanding shares of the Fund entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for the Fund.
In the event that a quorum is not present at a Meeting, or if there are insufficient votes to approve a Proposal by the time of the applicable Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the affirmative vote of a majority of the total number of shares that are present via audio teleconference or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposals and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposals. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposals.
Effect of Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposals, abstentions and broker non-votes do not count as votes cast with respect to a Proposal. Accordingly, abstentions and broker non-votes will have no effect on the Trustee Election Proposal and will have the effect of a vote against the New Investment Advisory Agreement Proposal and the Sub-Advisory Agreement Proposal.
Discretionary Voting
Broker-dealers that hold the Fund’s shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their shares on the Proposals. The Fund understands that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of a Trustee is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a white proxy card may have their shares voted by broker-dealer firms in favor of the Trustee Election Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.
Solicitation of Proxies

The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Fund’s officers or employees or representatives of IICO or one of its affiliates or by a proxy soliciting firm retained by the Fund. IICO has retained DCP as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone and facsimile. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy solicitor, including printing and mailing costs, is estimated to be approximately $36,000 to be borne by WDR and Macquarie and their respective affiliates. The Fund will not bear any costs associated with the proxy solicitation. Costs will vary depending on the number of solicitations made. The Fund’s officers, and those employees and representatives of IICO or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. In addition, the Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons.
OTHER INFORMATION
Service Providers
Adviser. IICO, located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as the current investment adviser to the Fund. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., located at 6300 Lamar Avenue, Overland Park, Kansas 66202.  Provided shareholder approval is received, DMC will serve as the investment adviser to the Fund upon the Closing of the Transaction, as described in the New Investment Advisory Agreement Proposal.
Custodian. The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York 10286, serves as the custodian for the Fund.  The Bank of New York Mellon will continue to serve as custodian for the Fund upon the Closing of the Transaction.
Administrator. WISC, located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as the Fund’s administrator.  It is currently anticipated that WISC will continue to serve as the administrator for the Fund upon the Closing of the Transaction.
Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte & Touche”) was selected as the Fund’s independent registered public accounting firm to audit the accounts of the Fund for their most recently completed fiscal year. Representatives of Deloitte & Touche are not expected to attend the Meetings. The Fund does not know of any direct or indirect financial interest of Deloitte & Touche in the Fund.
Appendix D shows the fees billed by Deloitte & Touche for audit and other services provided to the Fund and fiscal years as indicated.
It is anticipated that PricewaterhouseCoopers LLP will be selected as the Fund’s independent registered public accounting firm to audit the accounts of the Fund following the Closing of the Transaction.
Shareholder Reports
Copies of the Fund’s Annual Report for the most recently completed fiscal year previously have been mailed or made available to shareholders. This Proxy Statement should be read in conjunction with each Annual Report. You can obtain a copy of the Annual Report, without charge, by writing to the Fund or to Ivy Client Services at 6300 Lamar Avenue, Overland Park, Kansas 66202, or by calling 888-923-3355. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge at www.ivyinvestments.com.

Control Persons and Principal Holders of Securities

To the best of the Fund’s knowledge, as of [December 31, 2020], based upon the Fund’s review of filings of Schedule 13D and Schedule 13G filed in respect of the Fund’s shares, the below persons or groups have reported beneficial ownership of more than 5% of the Fund’s outstanding shares except as set forth below.  As of that date, all of the Trustees and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund. In addition, no Trustee or nominee purchased or sold any securities of IICO or its affiliates during the past fiscal year.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Householding
To avoid sending duplicate copies of materials to households, the Fund may mail only one copy of this   Proxy Statement to shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from a shareholder. The consolidation of these mailings benefits the Fund through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials, the shareholder should make a request by writing to the Fund’s underwriter at their address set forth above.
By Order of the Board,

[                      ]
Secretary

[             ], 2021

APPENDIX A
GOVERNANCE COMMITTEE CHARTER

InvestEd Portfolios
Ivy Funds
Ivy High Income Opportunities Fund
Ivy Variable Insurance Portfolios

(Adopted by the Board of Trustees on May 16, 2018)

I. PURPOSE
The Governance Committee (the “Committee”) is a committee of the Boards of Trustees (collectively, the “Board”) of InvestEd Portfolios, Ivy Funds, Ivy High Income Opportunities Fund, and Ivy Variable Insurance Portfolios (each a “Trust” and collectively, the “Trusts”).
The purpose of the Committee is to assist the Board or, as applicable, the Board members who are not “interested persons” of the Trusts, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), with respect to:
1.	Identifying and recommending for nomination candidates to serve as Independent Trustees.
2.	Reviewing periodically the workload and composition of the Board and, as the Committee deems appropriate, making recommendations to the Board regarding the size and composition of the Board.
3.	Reviewing annually and making recommendations to the Board regarding Independent Trustee compensation and related matters.
4.	Overseeing the implementation of the Trusts’ governance practices and policies.
5.
Overseeing the Trusts’ program for compliance under Rule 38a-1 under the 1940 Act and the Trusts’ implementation and enforcement of compliance policies and procedures thereunder (the “Compliance Program”).

6.	Overseeing the Trusts’ Chief Compliance Officer (the “CCO”).
7.	Monitoring and oversight of counsel.
8.
Receiving reports from the respective Code of Ethics Oversight Committees and the Internal Compliance Controls Committees of Waddell & Reed, Inc. (“WRI”), and Waddell & Reed Services Company (“WRSCO”) made by such Committees pursuant to the settlement entered into by WRI, and WRSCO with the U.S. Securities and Exchange Commission.

II. COMMITTEE MEMBERSHIP
1.	Composition. The Committee shall be composed of three or more Independent Trustees.
2.	Compensation. The Board shall determine the compensation of Committee members, including the Chairman of the Committee (the “Chairman”).
3.
Selection and Removal.  The Board shall appoint members of the Committee, including the Chairman, for one-year terms.  There is no limit on the number of consecutive terms that a Committee member or a Chairman can serve.  By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chairman for any reason at any time.

III. MEETINGS
1.
Meetings.  The Committee shall meet at least twice annually, or more frequently as circumstances dictate. Meetings may be called by the Chairman or by a majority of the Committee members upon reasonable notice to the other members of the Committee.  Meetings shall be chaired by the Chairman or, in his or her absence, by a member chosen by the Committee.  Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other simultaneously, and the Committee may act by written consent, to the extent permitted by law and by the Bylaws of the Trusts.  The presence in person or by telephone of a majority of the Committee members shall constitute a quorum for the transaction of business.  If a quorum is not present, the member(s) of the Committee who is/are present may select any other members of the Board to serve on the Committee for such meeting in the place of any absent member.  The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee.  The Committee may consult with management and representatives of the servicing agents as the Committee deems appropriate and to ask such persons to attend meetings and provide pertinent information as necessary.

2.	Minutes. The Committee shall keep minutes of its meetings and provide copies of such minutes to the Board for its review.
IV. RESPONSIBILITIES AND DUTIES
1.	Candidate Identification and Recommendation.
a.
The Committee shall identify and recommend to the Board candidates for selection and nomination as an Independent Trustee.  The Committee shall consider recommendations for potential candidates from any source it deems appropriate.

b.
The Committee shall evaluate potential candidates’ qualifications for Board membership and their independence from each Trust’s investment adviser and other principal service providers.  The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence.  In determining potential candidates’ qualifications for Board membership, the Committee may consider the specific experience, education, qualifications and other skills in light of the Trusts’ business and structure, diversity and such other factors as the Committee may consider relevant.

c.	The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are well qualified to serve and protect the interests of each Trust’s shareholders and to promote the effective operation of the Board.
d.
A successful candidate must qualify as an Independent Trustee under the 1940 Act and should have certain characteristics, such as a high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership.  The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board’s overall effectiveness.

2.
Consideration of Submissions by Shareholders of Potential Nominees.  The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Trust.  Shareholders can submit recommendations in writing to the attention of the Chairman at an address to be maintained by Trust management for this purpose.

3.
Board Composition.  The Committee shall periodically review the workload and composition of the Board to determine whether it may be appropriate to recommend that the Board increase or reduce the number of positions on the Board.

4.
Independent Chairman.  The Committee shall nominate candidates to serve as Independent Chairman of the Board (the “Independent Chairman”).  The Committee may consider all factors it may determine to be appropriate to fulfilling the role of the Independent Chairman.

5.
Board Compensation.  The Committee shall annually review the compensation paid to Independent Trustees, including the appropriateness and amount of any special compensation for specific positions or services, such as service on Board committees, as a Chairman or the Independent Chairman, and shall recommend any proposed changes in compensation paid to the Independent Trustees.  The Committee shall periodically review and recommend to the Independent Trustees whether to amend policies relating to Independent Trustees’ investments in the Trusts, retirement age, Trustee Emeritus and deferred fee agreements.

6.	Oversight of the Compliance Program and the CCO.
a.	Oversight of Compliance Program.
i.
To the extent the Committee deems necessary or appropriate, the Committee shall review and evaluate the CCO’s written reports to the Board, and shall also review any periodic compliance report that the chief compliance officer (or his or her designee) of a service provider to the Trusts has prepared for the Board or the Committee.

ii.
The Committee may request from time to time such other reports from the CCO and the Service Providers as the Committee deems necessary or appropriate to fulfilling its responsibilities, including reports regarding the planning, scope and staffing of the CCO’s ongoing oversight and annual review of the adequacy of the Trusts’ and Service Providers’ Compliance Programs and the effectiveness of their implementation.

b.	Oversight of CCO.
i.	The Committee shall assist the Board in the selection, appointment, review and retention and termination of the Trusts’ CCO.
ii.	In connection with the selection of a new CCO, the Committee shall review and evaluate the qualifications of each candidate for appointment as the Trusts’ CCO.

iii.
The Committee shall review and evaluate the CCO’s performance, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining and updating the Trusts’ Compliance Program and the CCO’s overall performance, including the CCO reporting any material compliance matters to the Independent Chairman of the Board or directly to the Board.

iv.	The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO.
7.
Monitoring Counsel.  The Committee shall monitor the performance of legal counsel employed by the Trusts, and by the Independent Trustees, and shall be responsible for the supervision of counsel to the Independent Trustees.

8.	Other Duties.
a.
The Board shall adopt and approve this Charter and may amend it on the Board’s own motion.  The Committee shall review this charter annually and recommend to the Board any necessary or appropriate changes thereto.

b.	The Committee shall report its activities to the Board on a regular basis and make such recommendations with respect to its functions and other matters as the Committee deems necessary and appropriate

c.	The Committee shall, from time to time, recommend to the Board policies concerning Board governance matters, as requested by the Independent Chairman or the Board.

d.
The Committee shall coordinate with counsel for the Trusts and the Independent Trustees to establish and carry out a process for an annual evaluation by the Board of the performance of the Board and, as applicable, the various committees of the Board.

e.
The Committee shall review, as it deems necessary or appropriate, the responsibilities of the committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees and whether committees should be combined or reorganized and shall make recommendations to the Board on these matters.

f.
The Committee shall address such other matters as the Board may from time to time refer to the Committee.  The Committee shall also authorize and oversee investigations into any matters within the Committee’s scope of responsibilities.  In that regard, the Committee shall be empowered to use assets of the Trusts to retain independent counsel, consultants or other professionals to assist in the conduct of any such investigation.

APPENDIX B
FUND SHARES OWNED BY TRUSTEES AND TRUSTEE NOMINEES
The following table shows the amount of securities in the Fund owned by the Current Trustees and Trustee Nominees as of the end of the Fund’s fiscal year.

Trustee	Dollar Range of Shares Owned	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Fund Complex
Independent Trustees
H. Jeffrey Dobbs	None	Over $100,000
Joseph Harroz, Jr.	None	Over $100,000
Sandra A. J. Lawrence.	None	Over $100,000
Independent Trustee Nominee
Jerome D. Abernathy	None	None
Thomas L. Bennett	None	None
Ann D. Borowiec	None	None
Joseph W. Chow	None	None
John A. Fry	None	None
Lucinda S. Landreth	None	None
Frances A. Sevilla-Sacasa	None	None
Thomas K. Whitford	None	None
Christianna Wood	None	None
Janet L. Yeomans	None	None
Interested Trustee Nominee
Shawn K. Lytle	None	None

B-1

APPENDIX C
TRUSTEE COMPENSATION

The following tables set forth the aggregate compensation, including deferred compensation amounts, paid to each Current Trustee by the Fund during its most recently completed fiscal year. No pension or retirement benefits have been accrued as a part of the Fund’s expenses. Mr. Sanders, as an Interested Trustees, did not receive any compensation from the Fund. The other Trustee Nominees did not serve as Trustees of the Fund during the most recently completed fiscal year and therefore did not receive any compensation from the Fund.

Aggregate Compensation for the Fiscal Year Ended September 30, 2020
Current Independent Trustees	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex
James M. Concannon	$1,096.24	$321,250
H. Jeffrey Dobbs	1,058.41	310,000
James D. Gressett	992.63	290,000
Joseph Harroz, Jr.	1,316.91	385,000
Glendon E. Johnson, Jr.	992.63	290,000
Sandra A. J. Lawrence	1,075.96	315,000
Frank J. Ross, Jr.	1,043.89	305,000
Michael G. Smith	1,026.35	300,000
Edward M. Tighe*	1,026.36	300,000

Of the total compensation from the Fund Complex listed above, the following amounts have been deferred:

James M. Concannon	$175,000
H. Jeffrey Dobbs	0
James D. Gressett	50,000
Joseph Harroz, Jr.	38,500
Glendon E. Johnson, Jr.	0
Sandra A. J. Lawrence	0
Frank J. Ross, Jr.	0
Michael G. Smith	39,375
Edward M. Tighe*	61,500

*Effective January 1, 2021, Mr. Tighe no longer serves as a Trustee of the Fund.

On April 1, 2010, each of the then-existing series of the Ivy Funds became the successor either to one of the series of Ivy Funds, Inc., organized as a Maryland corporation on January 29, 1992, or to one of the series of Ivy Funds, organized as a Massachusetts business trust on December 21, 1983 (collectively, the “Predecessor Funds”). The board of directors of the Predecessor Funds created an honorary position of Director Emeritus, whereby a director of the Predecessor Funds who attained the age of 75 was required to resign his or her position as director and, unless he or she elected otherwise, to serve as a Director Emeritus, provided the director had served on the board of the Predecessor Funds (or predecessor entity) for at least five years, which need not have been consecutive. A Director Emeritus had no authority or responsibility with respect to the management of the Fund, but did receive fees in recognition of his or her past services, whether or not services were rendered in his or her capacity as Director Emeritus. The Board has eliminated the plan for present and future Board members.

Under the Predecessor Board’s plan, a Director Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a director of the Predecessor Funds. Messrs. William T. Morgan and Paul S. Wise retired as Directors of the Ivy Funds, and both served as Director Emeritus, until their passing in December 2019 and October 2019, respectively.

The following table shows the fees paid to each Director Emeritus, and the portion of that fee paid by the Fund, for the fiscal year ended September 30, 2020.
Director Emeritus	Total Compensation from the Fund	Total Compensation from the Fund Complex[1]
William T. Morgan	None	$[__]
Paul S. Wise	None	[__]

[1]
The fees paid to each Trustee or Director Emeritus are allocated among the Ivy Funds that were in existence at the time the Trustee or Director elected Emeritus status, based on each fund’s net assets at that time.  Therefore, the Fund does not pay any compensation to either Director Emeritus.

Similarly, the board of the WRA Funds created an honorary emeritus position for former trustees of those funds (a "WRA Funds Trustee Emeritus"). Under that plan, an incumbent trustee who had attained the age of 70 could elect to serve as a Trustee Emeritus. Alternatively, if a trustee was initially elected on or after May 31, 1993 to the board of the WRA Funds or to the board of trustees of either Ivy VIP or InvestEd Portfolios (each, an “Other Trust”), or as a director of a fund to which the WRA Funds or an Other Trust was the successor, and had attained the age of 78, such trustee was required to resign his or her position as trustee and, unless he or she elected otherwise, serve as Trustee Emeritus. In either case, that trustee must have served as a trustee or director of the WRA Funds or another Trust for at least five years, which need not have been consecutive. A WRA Funds Trustee Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her Emeritus capacity, but he or she has no authority or responsibility with respect to the management of the Fund. The board of the WRA Funds combined with the Board of the Ivy Funds in 2017; therefore, the only Trustees on the Board of the Ivy Funds who are currently eligible for the position of WRA Funds Trustee Emeritus are those Trustees who were trustees of the WRA Funds on December 31, 2016.

A WRA Funds Trustee Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a trustee or director. If a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust before May 31, 1993, such annual fee is payable as long as the trustee or director holds WRA Funds Trustee Emeritus status, which may be for the remainder of his or her lifetime. However, if a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust on or after May 31, 1993, such WRA Funds Trustee Emeritus receives such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her emeritus service, or in an equivalent lump sum. A Trustee who takes the position of WRA Funds Trustee Emeritus after January 1, 2017, will only receive an annual fee in an amount equal to the annual retainer he or she received in 2016.

Each of Messrs. Jarold W. Boettcher, John A. Dillingham, Albert W. Herman and Frederick Vogel III serves as a WRA Funds Trustee Emeritus. Mr. Vogel initially was elected to a board of directors of a fund in the Fund Complex before May 31, 1993, and therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a Director for as long as he holds WRA Funds Trustee Emeritus status, which may be for the remainder of his lifetime. Each of the other WRA Funds Trustee Emeritus initially were elected after May 31, 1993, and each therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a trustee for three years commencing upon the date he became a WRA Funds Trustee Emeritus. Each of Messrs. William T. Morgan and Paul S. Wise also served as WRA Funds Trustee Emeritus until their passing in December 2019 and October 2019, respectively.

The fees paid to each WRA Funds Trustee Emeritus are allocated among the funds that were in existence at the time the WRA Funds Trustee Emeritus was elected to that status, based on each fund’s net assets at that time. As a result of transactions by which certain Ivy Funds assumed the assets and liabilities of corresponding predecessor WRA Funds, such payments are the responsibility of the corresponding successor Funds.

The following table shows the total fees paid, as well as the portion of those fees paid by the Fund to the current WRA Funds Trustee Emeritus, for the fiscal year ended September 30, 2020:
Director Emeritus	Total Compensation from the Fund	Total Compensation from the Fund Complex
Jarold W. Boettcher	$706.88	$[____]
John A. Dillingham	563.20
Albert W. Herman	None
William T. Morgan	None
Frederick Vogel III	None
Paul S. Wise	None

APPENDIX D

FEES FOR AUDIT AND OTHER SERVICES
The following tables show the fees billed by Deloitte & Touche for audit and other services provided to the Fund for the fiscal years ended September 30, 2020 and 2019, respectively:

	September 30, 2020	September 30, 2019
Audit Fees(1)	$43,600	$42,500
Audit-Related Fees(2)	0	0
Tax Fees(3)	5,460	4,590
All Other Fees(4)	0	0
Total	49,060	47,090

(1)
Audit fees category are those fees associated with the audit of the Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements and registration consents.  All of the audit services for the fiscal years indicated for the Fund were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

(2)
Audit-related fees refer to the assurance and related services by the independent public accounting firm that are reasonably related to the performance of the Fund’s annual financial statements and are not otherwise included under the “audit fees” category above.

(3)	Tax fees refer to fees for professional services rendered by the registered principal accounting firm for tax compliance, tax advice and tax planning.
(4)
All other fees refer to fees related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services.

Audit Committee’s Pre-Approval Policies and Procedures.  The Fund’s Audit Committee pre-approves all audit services to be provided by the Fund’s independent registered public accounting firm. The Audit Committee pre-approves all non-audit services to be performed for the Fund by the Fund’s independent registered accounting firm; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the Fund during the fiscal year in which the services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audit.
The Audit Committee pre-approves all non-audit services to be performed by the Fund’s independent registered accounting firm for IICO, the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted and overseen by IICO) or any entity controlling, controlled by, or under common control with IICO that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the independent registered accounting firm by the Trusts for all services and by IICO for non-audit services if the engagement relates directly to the operations or financial reporting of the Fund during the fiscal year in which those services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audits.
No services performed by Deloitte & Touche in the “audit-related fees,” “tax fees” or “all other fees” categories for the fiscal years indicated were approved by the Audit Committee pursuant to the pre-approval exceptions described above or the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X promulgated by the SEC.
The aggregate non-audit fees billed for services rendered by Deloitte & Touche to the Fund for each of its past two fiscal years, respectively, were as follows:
D-1

2020 fiscal year	2019 fiscal year
$4,590	$5,460

The aggregate non-audit fees billed for services rendered by Deloitte & Touche to IICO and any entity controlling, controlled by, or under common control with IICO that provides ongoing services to the Fund for each of its past two fiscal years, respectively, were as follows:

2020 fiscal year	2019 fiscal year
$43,050	$74,000
D-2

APPENDIX E

Form of Proposed New Investment Advisory Agreement

INVESTMENT MANAGEMENT AGREEMENT
AGREEMENT, made by and between IVY HIGH INCOME OPPORTUNITIES FUND, a Delaware statutory trust (the “Company”), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware statutory trust (the “Investment Manager”).
W I T N E S S E T H:

WHEREAS, the Company has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);
WHEREAS, the Company engages in the business of investing and reinvesting its assets in securities;
WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of providing investment management services; and
WHEREAS, the Company and the Investment Manager desire to enter into this Agreement so that the Investment Manager may provide investment management services to the Company.
NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:
1. The Company hereby employs the Investment Manager to manage the investment and reinvestment of the Company’s assets and to administer the Company’s affairs, subject to the direction of the Company’s Board of Trustees/Directors and officers for the period and on the terms hereinafter set forth.  The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided.  The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Company in any way, or in any way be deemed an agent of the Company.  The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Company and shall effect the purchase and sale of such investments in furtherance of the Company’s investment objectives and policies and shall furnish the Board of Trustees/Directors of the Company with such information and reports regarding the Company’s investments as the Investment Manager deems appropriate or as the Trustees/Directors of the Company may reasonably request.  Such decisions and services shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to the Company’s investment securities.
2. The Company shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and Trustees’/Directors’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board of Directors/Trustees.  Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family of funds (including the Company).  Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Company and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.
3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by the Investment Manager who provide statistical, factual and financial information and services to the Company, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund or account for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Company or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services.  Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission (the “SEC”) and Financial Industry Regulatory Authority, Inc. (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.
(b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees/Directors and officers of the Company, the Investment Manager may cause the Company to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Company and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager exercises investment discretion.
4. As compensation for the investment services to be rendered to the Company by the Investment Manager under the provisions of this Agreement, the Company shall pay monthly to the Investment Manager exclusively from the Company’s assets, a fee based on the average daily net assets of the Company during the month.  Such fee shall be calculated in accordance with the fee schedule applicable to the Company as set forth in Exhibit A hereto.
If this Agreement is terminated prior to the end of any calendar month, the management fee for the Company shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.
5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform some or all of the services for the Company for which it is responsible under this Agreement.  The Investment Manager will compensate any Sub-Adviser for its services to the Company.  The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Company’s shareholders, if any is required, is obtained.  The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.
6. The services to be rendered by the Investment Manager to the Company under the provisions of this Agreement are not to be deemed to be exclusive.  The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Company or to any other investment company, corporation, association, firm or individual, so long as the Investment Manager’s other activities do not impair its ability to render the services provided for in this Agreement.
7. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the investment adviser to the Company, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates may have the right permanently to adopt and to use the words

“Delaware,” “Delaware Investments” or “Delaware Group” in their names and in the names of any series or class of shares of such funds.
8. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Company, the Investment Manager shall not be subject to liability to the Company or to any shareholder of the Company for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.
9. (a) This Agreement shall be executed and become effective as of the date written below, only if approved by the vote of a majority of the outstanding voting securities of the Company.  It shall continue in effect for an initial period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees/Directors or by the vote of a majority of the outstanding voting securities of the Company and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees/Directors of the Company who are not parties hereto or interested persons of any such party (“Independent Trustees/Directors”), cast in person at a meeting called for the purpose of voting on such approval.
(b) This Agreement (and Exhibit A hereto) may be amended without the approval of a majority of the outstanding voting securities of the Company if the amendment relates solely to a management fee reduction or other change that is permitted or not prohibited under the then current federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval. This Agreement may be amended from time to time pursuant to a written agreement executed by the Company and the Investment Manager.
(c) This Agreement may be terminated by the Company at any time, without the payment of a penalty, on sixty days’ written notice to the Investment Manager of the Company’s intention to do so, pursuant to action by the Board of Trustees/Directors of the Company or pursuant to the vote of a majority of the outstanding voting securities of the Company.  The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days’ written notice to the Company of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Company to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.
10. This Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties hereto.
11. For the purposes of this Agreement, (i) the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning ascribed to them in the 1940 Act; and (ii) references to the SEC and FINRA shall be deemed to include any successor regulators.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the ______ day of _______, 200__.

DELAWARE MANAGEMENT COMPANY,
a series of Delaware Management Business Trust

By: _________________________________
Name: _______________________________
Title: ________________________________
IVY HIGH INCOME OPPORTUNITIES FUND

By: _________________________________
Name: _______________________________
Title: ________________________________

EXHIBIT A

THIS EXHIBIT to the Investment Advisory Agreement between IVY HIGH INCOME OPPORTUNITIES FUND (the “Company”) and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the “Investment Manager”) entered into as of the _____ day of _____, 200_ (the “Agreement”) provides the management fee rate schedule for the Company and the date on which the Agreement became effective for the Company.
	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate*
Ivy High Income Opportunities Fund	_______, 200__	1.00%

*For the purposes of calculating the fee, the Company’s average daily net assets shall be calculated without regard to (i) the liquidation value or other involuntary liquidation preference of any outstanding senior security which is a stock (including shares of preferred stock) of the Company (as those terms are used in Section 18 of the 1940 Act) and (ii) liabilities arising from other senior securities, borrowings or other forms of leveraging.

APPENDIX F

Ownership Structure of DMC, MIMAK, MIMGL, and MIMEL and DMC’s, MIMAK’s, MIMGL’s, and MIMEL’s Executive Officers and Directors

DMC

Delaware Management Company (“DMC”) is one of six series of Macquarie Investment Management Business Trust (“MIMBT”), a Delaware statutory trust. MIMBT is a wholly-owned subsidiary of Delaware Investments Management Company, LLC, which is a wholly-owned subsidiary of Macquarie Management Holdings, Inc., which is a wholly-owned subsidiary of Macquarie Affiliated Managers (USA) Inc., which is a wholly-owned subsidiary of Macquarie Affiliated Managers Holdings (USA) Inc., which is a wholly-owned subsidiary of Macquarie FG Holdings Inc., which is a wholly-owned subsidiary of Macquarie Asset Management US Holdings Pty Limited, which is a wholly-owned subsidiary of Macquarie Asset Management Holdings Pty Limited (“MAM”), which is a wholly-owned subsidiary of Macquarie Group Limited (“Macquarie Group”), the ultimate parent company of MIMBT.

Effective September 15, 2020, the principal executive officers and directors of MIMBT were as follows:

Name	Position
Brian Lawrence Murray	SVP, Global Chief Compliance Officer
David Forrester Connor	SVP, General Counsel, Secretary
Shawn Keith Lytle	Chief Executive Officer, President, Trustee
Roger Allen Early	EVP
Richard Salus	SVP
Stephen Hoban	Chief Financial Officer
John Leonard	EVP Global Chair of Equities
David Brenner	SVP, Chief Administration Officer
Brett Lewthwaite	EVP, Chief Investment Officer

The principal business address of MIMBT and the foregoing individuals is 610 Market Street, Philadelphia, PA 19106.

The principal business address of MIMBT’s parent companies are as follows:

Name	Address
Delaware Investments Management Company, LLC	100 Independence, 610 Market Street, Philadelphia, PA 19106
Macquarie Management Holdings, Inc.	100 Independence, 610 Market Street, Philadelphia, PA 19106
Macquarie Affiliated Managers (USA) Inc.	125 West 55th Street, New York, NY 10019
Macquarie Affiliated Managers Holdings (USA) Inc.	125 West 55th Street, New York, NY 10019
Macquarie FG Holdings Inc.	125 West 55th Street, New York, NY 10019
Macquarie Equities (US) Holdings Pty Limited	125 West 55th Street, New York, NY 10019
Macquarie Group (US) Holdings No. 1 Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000 Australia
Macquarie Corporate International Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000 Australia
Macquarie Corporate Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000 Australia
Macquarie Financial Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000 Australia
Macquarie Group Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000 Australia

MIMAK

Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) is a registered investment advisor, which was incorporated in Austria on September 9, 1998. MIMAK is a wholly-owned subsidiary of Macquarie Investment Management Holdings (Austria) GmbH, which is a wholly-owned subsidiary of Macquarie Investment Management Europe Limited (“MIMEL”), which is a is a wholly-owned subsidiary of Macquarie Corporate Holdings Pty Limited (“MCH”), which is a wholly-owned subsidiary of Macquarie Financial Holdings Pty Limited (“MFH”), which is a wholly-owned subsidiary of Macquarie Group the ultimate parent company of MIMAK.
Effective September 15, 2020, the principal executive officers and directors of MIMAK were as follows:

Name	Position
Rene Friedrich Rudolf Kreisl	Director, Chief Compliance Officer
Gerhard Helmut Aigner	Director, Chief Executive Officer
Konrad Eduard Kontriner	Director

The principal business address of MIMAK and the foregoing individuals is Kaerntner Strasse 28, 1010 Vienna, Austria.

The principal business address of MIMAK’s parent companies are as follows:

Name	Address
Macquarie Investment Management Holdings (Austria) GmbH	Kaerntner Strasse 28, 1010 Vienna, Austria
Macquarie Investment Management Europe Limited	28 Ropemaker Street, Floor 10, London, United Kingdom EC2Y 9HD
Macquarie Corporate Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia
Macquarie Financial Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia
Macquarie Group Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia

MIMGL

Macquarie Investment Management Global Limited (“MIMGL”) was established on February 5, 1999 as a company limited by shares. It is incorporated and domiciled in Australia. MIMGL was previously registered in the name of “Macquarie Capital Investment Management (Australia) Limited” and the effective date of the name change to MIMGL, was July 1, 2015. MIMGL is a wholly-owned subsidiary of Macquarie Investment Management Holdings Pty Limited, which is a wholly-owned subsidiary of MAM, which is a wholly-owned subsidiary of Macquarie Group, the ultimate parent company of MIMGL.

Effective September 15, 2020, the principal executive officers and directors of MIMGL were as follows:

Name	Position
Brett Lewthwaite	Director
Bruce Neil Terry	Director
Kean Lim	Chief Compliance Officer
Rajiv Subhas Gohil	Director
Scot Fraser Thompson	Director
Patrick Chi Guin Ling	Chief Legal Officer
Caroline Marull	Director

The principal business address of MIMGL and the foregoing individuals is 50 Martin Place, Level 6, Sydney, Australia 2000.

The principal business address of MIMGL’s parent companies are as follows:

Name	Address
Macquarie Investment Management Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia
Macquarie Asset Management Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia
Macquarie Group Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia

MIMEL

MIMEL was incorporated in the United Kingdom on May 28, 2015. MIMEL is a wholly-owned subsidiary of MCH, which is a wholly-owned subsidiary of MFH, which is a wholly-owned subsidiary of Macquarie Group the ultimate parent company of MIMEL.

Effective September 15, 2020, the principal executive officers and directors of MIMEL were as follows:

Name	Position
Graham Thomas McDevitt	Director
Alison Wood	Chief Compliance Officer
Adam Trevor Lygoe	Director

Christopher Hugo Hamilton	Director

The principal business address of MIMEL and the foregoing individuals is 28 Ropemaker Street, Floor 10, London, United Kingdom EC2Y 9HD.

The principal business address of MIMEL’s parent companies are as follows:

Name	Address
Macquarie Corporate Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia
Macquarie Financial Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia
Macquarie Group Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia

APPENDIX G

Information Regarding DMC’s and the Affiliated Sub-Advisers’ Other Investment Company Clients

The following table sets forth information regarding other registered investment companies or series thereof (other than the Fund) managed in all or in part by DMC, MIMAK, MIMGL, and MIMEL that have similar investment strategies to the Fund (each a “Comparable Fund”).

DMC-Managed Fund	Effective Fee Rate based on Net Assets as of November 30, 2020	Net Assets as of November 30, 2020 ($)	DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to cap total expenses at a specified amount as of September 30, 2020 (Yes/No)**
Delaware Corporate Bond Fund	0.48%	1,220,657,567	Yes
Delaware Fund for Income	0.65%	429,963,422	Yes
Delaware High-Yield Opportunities Fund	0.65%	171,866,183	Yes
Delaware Diversified Income Fund	0.46%	3,696,373,172	Yes
Delaware Extended Duration Bond Fund	0.54%	580,671,111	Yes
Delaware Strategic Income Fund	0.55%	44,989,849	Yes
Delaware Strategic Income II Fund	0.55%	94,260,607	Yes
Delaware International Opportunities Bond Fund	0.75%	26,109,521	Yes
Delaware VIP Fund for Income Series	0.65%	97,067,023	Yes
Delaware VIP High Yield Series	0.65%	193,404,725	Yes
Delaware VIP Diversified Income Series	0.58%	2,682,671,397	Yes

Funds managed by each of MIMAK, MIMEL, & MIMGL for the Macquarie Global Fixed Income Platform	Effective Fee Rate based on Net Assets as of November 30, 2020*	Net Assets as of November 30, 2020 ($)
Delaware Corporate Bond Fund	0.48%	1,220,657,567	Yes
Delaware Diversified Income Fund	0.46%	3,696,373,172	Yes
Delaware Emerging Markets Debt Corporate Fund	0.75%	69,318,013	Yes
Delaware Extended Duration Bond Fund	0.54%	580,671,111	Yes
Delaware Floating Rate Fund	0.50%	115,018,714	Yes
Delaware Floating Rate II Fund	0.50%	55,480,503	Yes
Delaware Fund for Income	0.65%	1,220,657,567	Yes
Delaware Global Listed Real Assets Fund	0.75%	105,259,276	Yes
Delaware High-Yield Opportunities Fund	0.65%	171,866,183	Yes
Delaware International Opportunities Bond Fund	0.75%	26,109,521	Yes
Delaware Investment Grade Fund	0.50%	259,914,362	Yes
Delaware Investments Ultrashort Fund	0.75%	105,259,276	Yes
Delaware Limited Duration Bond Fund	0.50%	171,444,091	Yes
Delaware Limited-Term Diversified Income Fund	0.50%	447,187,074	Yes
Delaware Strategic Allocation Fund	0.65%	244,334,947	Yes
Delaware Strategic Income Fund	0.55%	44,989,849	Yes
Delaware Strategic Income II Fund	0.55%	94,260,607	Yes
Delaware Total Return Fund	0.65%	553,824,002	Yes
G-1

Funds managed by each of MIMAK, MIMEL, & MIMGL for the Macquarie Global Fixed Income Platform	Effective Fee Rate based on Net Assets as of November 30, 2020*	Net Assets as of November 30, 2020 ($)
Delaware Wealth Builder Fund	0.65%	400,058,404	Yes
Delaware VIP® Diversified Income Series	0.58%	2,682,671,397	Yes
Delaware VIP® Fund for Income Series	0.65%	97,067,023	Yes
Delaware VIP® High Yield Series	0.65%	193,404,725	Yes
Delaware VIP® Investment Grade Series	0.50%	59,846,034	Yes
Delaware VIP® Limited Duration Bond Series	0.50%	29,871,724	Yes
Delaware VIP® Limited-Term Diversified Income Series	0.48%	1,388,935,388	Yes
Delaware VIP® Total Return Series	0.65%	52,952,954	Yes
Macquarie Core Plus Bond Portfolio
Macquarie High Yield Bond Portfolio
Optimum Fixed Income Fund	0.51%	2,718,641,852	Yes
Delaware Enhanced Global Dividend and Income Fund	0.95%	124,876,294	No
Delaware Investments Dividend and Income Fund, Inc.	0.55%	73,575,681	No

*The “Effective Fee Rate” is each Fund’s effective advisory fee rate paid to DMC.  If Proposal 2 is approved, DMC will pay a fee to each Affiliated Sub-Adviser based on the following methodologies:

Fee schedules for MIMEL and MIMAK:
For a Fund’s assets within Investment Manager’s portion of the Fund and denominated in Euro, Pound Sterling, Swiss Franc, Swedish Krona, Norwegian Krone and Danish Krone and any other assets managed by the Sub-Adviser, the Sub-Adviser shall receive 25% of the Investment Manager’s retained investment management fee (expressed in US dollars) x the percentage of Investment Manager’s Fund assets in such currency or managed by the Sub-Adviser.
For a Fund’s assets within Investment Manager’s portion of the Fund and invested in emerging markets countries as defined by the Sub-Adviser and agreed by the Investment Manager from time to time, and any other assets managed by the Sub-Adviser, the Sub-Adviser shall receive 25% of the Investment Manager’s retained investment management fee (expressed in US dollars) x the employee remuneration ratio of the emerging markets team based in London.
Fees received by the Sub-Adviser are not to exceed 25% of the Investment Manager’s retained investment management fee (expressed in US dollars & after Investment Manager has paid any unaffiliated Fund sub-advisers, paid the Fund’s investment consultant, and paid any amounts towards the Fund’s expense waivers) in the aggregate with other affiliated sub-advisers providing fixed income investment services, including portfolio management and trading.
Fee schedule for MIMGL:
For a Fund’s assets within Investment Manager’s portion of the Fund and denominated in Australian dollars and New Zealand dollars and any other assets managed by the Sub-Adviser, the Sub-Adviser shall receive 25% of the Investment Manager’s retained investment management fee (expressed in dollars) x the percentage of Investment Manager’s Fund assets in such currency or managed by the Sub-Adviser.
Fees received by the Sub-Adviser are not to exceed 25% of the Investment Manager’s retained investment management fee (expressed in dollars & after Investment Manager has paid any unaffiliated Fund sub-advisers, paid the Fund’s investment consultant, and paid any amounts towards the Fund’s expense waivers) in the aggregate with other affiliated sub-advisers providing fixed income investment services, including portfolio management and trading.
** For these Funds, DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to cap total expenses at a specified amount as disclosed in each Fund’s current prospectus and/or SAI.

G-2

APPENDIX H

Fees Paid to IICO and its Affiliates

The following table provides the fees paid by the Fund to IICO and IICO’s affiliates during its most recent fiscal year ended September 30, 2020. All fees are shown net of any applicable waivers and reimbursements.

The Fund did not pay affiliated brokerage fees during the most recent fiscal year.

Advisory Fee Paid to IICO	Shareholder Servicing Fee Paid to WISC	Accounting and Administrative Services Fees Paid to WISC*
$3,269,000	$66,000	$104,000

[*	WISC’s monthly administrative fee is voluntarily waived by WISC until the Fund’s Managed Assets are at least $10 million.]
H-1

APPENDIX I

Trustees and Officers of the Fund and Their Affiliations with IICO and DMC

The following table provides a list of the Trustees and Officers for the Fund as well as their affiliations with IICO and DMC. Please note that the address for each of the individuals below is 6300 Lamar Avenue, Overland Park, KS 66202.

Name	Position with Fund	Officer, Employee, Director, General Partner, or Shareholder of IICO	Other Material Interest in IICO or its Affiliates	Owns Securities in IICO Affiliate	Officer, Employee, Director, General Partner, or Shareholder of DMC	Other Material Interests in DMC or its Affiliates	Owns Securities in DMC Affiliate
James M. Concannon	Trustee	No	No	[No]	[]	[]	[]
H. Jeffrey Dobbs	Trustee	No	No	[No]	[]	[]	[]
James D. Gressett	Trustee	No	No	[No]	[]	[]	[]
Joseph Harroz, Jr.	Chairman and Trustee	No	No	[No]	[]	[]	[]
Glendon E. Johnson, Jr.	Trustee	No	No	[No]	[]	[]	[]
Sandra A.J. Lawrence	Trustee	No	No	[No]	[]	[]	[]
Frank J. Ross, Jr.	Trustee	No	No	[No]	[]	[]	[]
Michael G. Smith	Trustee	No	No	[No]	[]	[]	[]
Edward M. Tighe	Trustee	No	No	[No]	[]	[]	[]
Henry J. Herrmann	Trustee	No	No	[Yes]	[]	[]	[]
Philip J. Sanders	Trustee and President	Yes - President, CEO and Chairman, IICO (2016 to present)	Yes - CEO of WDR (2016 to present)	[Yes]	[]	[]	[]
Jennifer K. Dulski	Secretary	Yes - Senior Vice President and Associate General Counsel of IICO (2018 to present)	Yes - Senior Vice President and Associate General Counsel of Waddell & Reed and Ivy Distributors Inc. (“IDI”) (2018 to present)	[Yes]	[]	[]	[]
Joseph W. Kauten	Vice President, Treasurer, and Principal Financial Officer	No	No	[Yes]	[]	[]	[]
Scott J. Schneider	Vice President, Chief Compliance Officer	Yes - Vice President of IICO (2006 to present)	No	[Yes]	[]	[]	[]
I-1

Name	Position with Fund	Officer, Employee, Director, General Partner, or Shareholder of IICO	Other Material Interest in IICO or its Affiliates	Owns Securities in IICO Affiliate	Officer, Employee, Director, General Partner, or Shareholder of DMC	Other Material Interests in DMC or its Affiliates	Owns Securities in DMC Affiliate
Philip A. Shipp	Assistant Secretary	No	Yes - Vice President of Waddell & Reed and IDI (2010 to present)	[Yes]	[]	[]	[]

I-2

APPENDIX J
FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust (the “Investment Manager”), and [                     ] (the “Sub-Adviser’’).
WITNESSETH:
WHEREAS, Ivy High Income Opportunities Fund (“Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a statutory trust under the laws of the State of Delaware;
 WHEREAS, the Investment Manager and the Fund has entered into an investment management agreement (the “Investment Management Agreement”) whereby the Investment Manager will provide investment advisory services to the Fund;
WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Fund;
WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment advisory services; and
WHEREAS, the Board of Trustees (the “Board”) of the Fund and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to the Fund in the manner, for the period, and on the terms hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:
1. (a) The Sub-Adviser will supervise and direct the investments of the assets of the Fund in accordance with the Fund’s investment objectives, policies, and restrictions as provided in its Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”), as currently in effect and as amended or supplemented from time to time, and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser in accordance with the clause 1(c), subject always to the supervision and control of the Investment Manager and the Board.

(b) As part of the services it will provide hereunder, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Fund or the Investment Manager to:
(i)
obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Fund or that are under consideration for inclusion in the Fund and invest the Fund in accordance with the Investment Manager’s and the Board’s written direction as more fully set forth herein and as otherwise directed;

(ii)
regularly make decisions as to what securities to purchase and sell on behalf of the Fund, effect the purchase and sale of such investments in furtherance of the Fund’s objectives and policies, and furnish the Board with such information and reports within the Sub-Adviser’s possession and control regarding the Sub-Adviser’s activities in the performance of its duties and obligations under this Agreement as the Investment Manager reasonably deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Fund may reasonably require in order to comply with applicable international, federal and state laws and regulations and Fund policies and procedures;

(iii)
provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate and subject to any obligation of confidentiality, that are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Fund that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in similar strategies in the Fund’s currently effective Prospectus, as the same may be hereafter modified, amended, and/or supplemented from time to time, and in any permissible reports and materials prepared by the Fund or its agent to which the Sub-Adviser has consented;
(iv)
provide information as reasonably requested by the Investment Manager or the Board to assist them or their agents in the determination of the fair value of certain portfolio securities held in the Fund when market quotations are not readily available for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board;

(v)
vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations (“Corporate Actions”) with respect to the issuers of securities held in the Fund, provided materials relating to such Corporate Actions have been timely received by the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

(vi)
provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their agents in conducting ongoing due diligence and performance monitoring, subject to any obligation of confidentiality; and

(vii)
maintain all accounts, books, and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any accounts, books and records that it maintains for the Fund and that are required to be maintained by Rule 31a-l under the 1940 Act. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request.  The Sub-Adviser agrees that such accounts, books, and records are the property of the Fund, and will be surrendered to the Fund promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

(c) Subject to sub-clause 1(d), in furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of the Fund’s Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time, that are applicable to the Fund and notified to the Sub-Adviser; (ii) provisions of the Fund’s By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time that are applicable to the Fund and notified to the Sub-Adviser; (iii) the Fund’s Prospectus; (iv) the 1940 Act and the Advisers Act and the rules under each and all other international, federal and state securities laws or regulations applicable to the Fund; (v) the Fund’s compliance policies and procedures and other policies and procedures adopted from time to time by the Board applicable to the Fund and notified to the Sub-Adviser; and (vi) the written instructions of the Investment Manager. The Sub-Adviser will promptly inform the Investment Manager if it is unable to comply with the notified modification, amendment, supplement, policy procedure or written instruction (together, “Instruction”), and the Sub-Adviser must promptly seek to clarify such Instruction with the Investment Manager. If an Instruction is inconsistent with the Fund’s Prospectus or, in the Sub-Adviser’s opinion, ambiguous or unclear in any respect, the Sub-Adviser must promptly clarify the Instruction with the Investment Manager and the Instruction will not operate until it has been clarified.
(d) The Investment Manager agrees to provide the Sub-Adviser with current copies of the documents mentioned in paragraph l(c)(i), (ii), (iii) and (v) above and all changes made to such documents at, or if practicable, before the time such changes become effective, and the Investment Manager acknowledges and agrees that the Sub-Adviser shall not be responsible for compliance with such documents or amendments unless and until a reasonable time after they are received by the Sub-Adviser. The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it to be genuine and signed or communicated by or on behalf of the Investment Manager or the Fund.
(e) In order to assist the Fund and the Fund’s chief compliance officer (the “Fund CCO”) and the Investment Manager and the Investment Manager’s Chief Compliance Officer (the “IM CCO”) in satisfying the requirements contained in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act, respectively, the Sub-Adviser shall provide to the Fund CCO and/or IM CCO: (i) direct access to the Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”) and its officers and employees, as reasonably requested by the Fund CCO and/or IM CCO; (ii) quarterly reports reasonably required by the Investment Manager confirming that the Sub-Adviser has complied with the Fund’s Compliance Procedures in managing the Fund to the extent those

Compliance Procedures directly relate to the Sub-Adviser’s services under this Agreement; and (iii) quarterly certifications with respect to Material Compliance Matters (as that term is defined in Rule 38a-1(e)(2) under the 1940 Act) related to the Sub-Adviser’s management of the Fund.
The Sub-Adviser shall promptly provide the Fund CCO and IM CCO with copies and summaries of: (i) the Sub-Adviser’s policies and procedures for compliance by the Sub-Adviser with the federal securities laws and to prevent violation of the Advisers Act (together, the “Sub-Adviser Compliance Procedures”); and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Fund CCO and IM CCO so as to facilitate the Fund CCO’s and IM CCO’s performance of their respective responsibilities under Rule 38a-1 and Rule 206(4)-7, including to review, evaluate and report to the Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Fund CCO and IM CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Fund. The Sub-Adviser shall allow the Fund CCO and/or the IM CCO, as reasonably requested from time to time, access to examine and review the Sub-Adviser’s Compliance Procedures and the Sub-Adviser’s adherence thereto. The Sub-Adviser shall provide to the Fund CCO and IM CCO: (i) quarterly reports confirming the Sub-Adviser’s compliance with the Sub-Adviser Compliance Procedures in managing the Fund; and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Fund. At least annually, the Sub-Adviser shall provide a certification to the Fund CCO and IM CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the federal securities laws, including the conduct and results of our annual review for adequacy and effectiveness.
(f) The Sub-Adviser shall provide reasonable assistance to the Fund in the preparation of the Fund’s registration statements, the Prospectuses and SAIs, shareholder reports and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) as may relate to the Fund, and shall provide the Fund with information in its possession and control and reasonably requested by the Investment Manager for use in the Fund’s Regulatory Filings, including, without limitation, information related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, investment management strategies and techniques, and proxy voting policies. The Sub-Adviser shall provide such certifications regarding the Fund as the Fund’s officers may reasonably request for purposes of the preparation of any Regulatory Filings.
(g) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized herein or otherwise, have no authority to act for or represent the Fund or the Investment Manager in any way, or in any way be deemed an agent of the Fund or the Investment Manager. Notwithstanding the foregoing, the Investment Manager appoints the Sub-Adviser as agent of the Fund to provide investment advisory services to Fund on the terms contained in this Agreement and the Sub-Adviser accepts this appointment.  For the avoidance of doubt, Sub-Adviser may, as agent, instruct and place trades, respond to corporate actions, execute Fund documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with providing advisory services to the Fund; provided that Sub-Adviser must seek prior written approval from the Investment Manager before entering into any derivatives agreements for the Fund.
(h) The Sub-Adviser may perform its services through its employees, officers or agents, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Fund’s Prospectus shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Investment Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.
(i) The Investment Manager shall provide (or use its reasonable endeavors to cause to be provided) timely information to the Sub-Adviser regarding such matters as the cash requirements and cash available for investment in the Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities under this Agreement.
2. (a) Under the terms of the Investment Management Agreement, the Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; transfer agency expenses; pricing service expenses; expenses relating to tax services; brokerage commissions; custodian fees; legal and accounting fees; taxes; interest; federal securities law filing expenses; and

federal and state registration fees. The Sub-Adviser shall not be obligated to pay any expenses of the Investment Manager, the Fund unless expressly assumed by the Sub-Adviser pursuant to this Agreement or otherwise agreed to in writing.
(b) Directors, members, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, members, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Fund, shall not receive any compensation from the Fund for acting in such dual capacity.
3.  (a)The Sub-Adviser will select brokers and dealers to effect all Fund transactions subject to the conditions set forth herein. The Sub-Adviser may combine orders for the Fund with orders for other accounts or funds under management. Transactions involving combined orders are allocated in a manner deemed equitable to each account.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and provided to the Sub-Adviser, and (ii) as described in the Fund’s Prospectus and SAI.  In placing any orders for the purchase or sale of investments for the Fund the Sub-Adviser shall use its reasonable endeavors to obtain for the Fund “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.
(b) Subject to the appropriate policies and procedures approved by the Board and provided to the Sub-Adviser in writing, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), cause the Fund to pay a broker or dealer that provides brokerage or research services to any of the Investment Manager, the Sub-Adviser or the Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage and research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to its clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.
Subject to applicable law and regulations, including Section 17(e) of the 1940 Act and Rule 17e-l thereunder, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with brokers or dealers that are affiliated with the Sub-Adviser. Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act and Rule 11a2-2(T) thereunder.
4. As compensation for the services to be rendered to the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser the fees calculated in accordance with Exhibit A attached hereto.
5.  The services to be rendered by the Sub-Adviser to the Fund under the provisions of this Agreement are not exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.
6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.
(b) Neither the Investment Manager nor the Fund shall use the Sub-Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) or otherwise refer to the Sub-Adviser in any materials related to the Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub- Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) in materials related to the Fund.
(c) The Sub-Adviser shall not use the Investment Manager’s name (or that of any subsidiary of Macquarie Management Holdings, Inc. (“MMHI”)) or otherwise refer to the Investment Manager or any subsidiary of MMHI in any materials related to the Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) of the Fund, except for the purpose of describing prior clients or prior performance of the Sub-Adviser, as permitted by the Advisers Act or other applicable requirements.
(d) This Section 6 applies solely to materials related to the Fund only, and not to other products or relationships between the Sub-Adviser and the Investment Manager.
7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Fund, neither the Sub-Adviser nor any of its affiliates nor any of its or their controlling persons, members, officers, directors, employees or agents (collectively, “Sub-Adviser Related Persons”) shall be liable to the Fund, the Investment Manager or any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, or that the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. Subject to the first sentence of this Section 7(a), the Sub-Adviser shall not be responsible for any loss incurred by any reason of any act or omission of any bank, broker, the custodian bank or any administrator or trustee whether appointed on behalf of the Investment Manager or the Fund.  Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable law, including applicable U.S. state and federal securities laws, ERISA or any rules or regulations adopted under any of those laws.
(b) Investment Manager will indemnify Sub-Adviser and Sub-Adviser Related Persons against any expense, cost, charge, loss or liability incurred by Sub-Adviser or Sub-Adviser Related Persons arising out of, or in connection with: (i) Sub-Adviser or Sub-Adviser Related Persons acting under this Agreement; or (ii) any negligence, fraud, dishonesty or breach of this Agreement or any law or regulation by Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively “Investment Manager Related Persons”), relating to Investment Manager’s or Investment Manager Related Persons’ performance of this Agreement (for the purposes of this Section 7 indemnification, Sub-Adviser shall not be considered an agent of Investment Manager), except insofar as any loss, liability, cost, charge or expense is caused by the breach of fiduciary duty, willful misfeasance, bad faith, gross negligence, or from reckless disregard of its duties under this Agreement by Sub-Adviser or any Sub-Adviser Related Persons.  This obligation continues after the termination of this Agreement.
(c) Notwithstanding anything to the contrary in this Agreement, neither party is liable to the other party for consequential loss.  For the purposes of this Agreement, ‘consequential loss’ includes loss or profits, loss of revenue, loss or denial of opportunity, loss of or damage to access to markets, loss of anticipated savings, loss of or damage to goodwill, loss of or damage to business reputation, future reputation, and publicity, any indirect, remote abnormal or unforeseeable loss or any similar loss whether or not in the reasonable contemplation of the parties at the time of execution of this Agreement.
8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved with respect to the Fund in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the U.S. Securities and Exchange Commission (the “SEC”) or its staff. This Agreement shall continue in effect with respect to the Fund for a period of two (2) years and may be renewed thereafter with respect to the Fund only so long as such renewal and continuance with respect to the Fund is specifically approved at least annually by the applicable Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Fund who are not parties hereto or “interested persons” of the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.
(b) This Agreement may be amended only by written agreement of the Investment Manager and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder or any applicable exemptive order.
(c) This Agreement may be terminated with respect to the Fund (i) by the Investment Manager at any time, without the payment of a penalty, on 60 days’ written notice to the Sub-Adviser of the Investment Manager’s intention to do so and (ii) by the Fund at any time, without the payment of a penalty, on 60 days’ written notice to the Sub- Adviser of the Fund’s intention to do so pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement with respect to the Fund at any time, without the payment of a penalty, on 60 days’ written notice to the

Investment Manager and the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation arising out of or relating to a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act) or upon the termination of an Investment Management Agreement.
9. Any information and advice furnished by either party to this Agreement to the other party shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:
(i)
is already known to the receiving party at the time it is obtained (other than through previous disclosure by the protected party or by a party known by the receiving party to be bound by a confidentiality obligation to the protected party);

(ii)	is or becomes publicly known or available through no wrongful act of the receiving party;
(iii)	is rightfully received from a third party who, to the best of the receiving party’s knowledge, is not under a duty of confidentiality;
(iv)
is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party provides the protected party written notice of such requirement, to the extent such notice is permitted and reasonably practicable in the circumstances);

(v)
is relevant to the defense of any claim or cause of action asserted against the receiving party (provided the receiving party provides the protected party with sixty (60) days’ written notice of any disclosure if practicable or such lesser amount as may be necessary and provided such notice does not prejudice the receiving party); or

(vi)	has been or is independently developed or obtained by the receiving party.
The Sub-Adviser shall not disclose any “nonpublic personal information” (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers (as such term is defined in Regulation S-P, including any amendments thereto) of the Fund to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.
10. The Sub-Adviser represents, warrants and agrees that:
(a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations that do not specifically relate to the Fund shall not be required to be reported by this provision.
(b) The Sub-Adviser has adopted policies and procedures and a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and 204A-1 under the Advisers Act and will provide the Investment Manager and the Board with a copy of such policies and procedures and code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-l, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-l during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-l(c)(l) relating to the approval by the Board of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement.

(c) The Sub-Adviser has provided the Fund and the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Fund and the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.
(d) The Sub-Adviser will notify the Fund and the Investment Manager of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Investment Manager, or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Fund prior to or promptly after such change.
(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as shall be reasonably necessary in light of its obligations under this Agreement.
11. The Investment Manager will notify the Sub-Adviser of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Sub-Adviser, or change of control of the Investment Manager, as applicable.
12. The Sub-Adviser has implemented policies and procedures designed to prevent the disclosure by the Sub-Adviser, its employees or agents of the Fund’s portfolio holdings to any person or entity other than the Investment Manager, the Fund’s custodian, or other persons expressly designated by the Investment Manager.
13. This Agreement shall extend to and bind the successors of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture.
14. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
15. All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

If to the Sub Adviser:

Attention: [       ]
Address: [       ]

Facsimile: [       ]
Email: [       ]

Copy: [       ]
Address: [       ]
Facsimile: [       ]
Email: [       ]

If to the Investment Manager or the Fund:	General Counsel
610 Market Street
Philadelphia, PA 19106

16. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” and “assignment” shall have the meanings given them in the 1940 Act, subject, however to such exemptions as may be granted by the SEC and its staff under the 1940 Act.
17. If by reason of (a) market movements; (b) contributions to or withdrawals from the Portfolio; (c) a change in the nature of any investment (whether through change in business activity or credit rating); or (d) circumstances beyond the reasonable control of the Sub-Adviser, the Fund ceases to comply with any document or instruction referred to in clause 1(d), the Sub-Adviser must remedy the non-compliance as soon as practicable after the Sub-Adviser becomes aware of the non-compliance.  If remedied in accordance with this clause, the non-compliance will not constitute a breach of the Agreement.
18. The Investment Manager and Fund acknowledge that the Sub-Adviser will manage the Fund on a pre-tax basis and is not required to take into  account the Fund’s tax position in managing the Fund.

19. A party will not be liable to the other for any failure, interruption or delay in performance of their respective obligations to the extent such failure, interruption or delay is caused by (a) a breakdown, failure or malfunction of any telecommunications or computer service or system which has been set up and maintained by a party in accordance with the requirements of this Agreement; (b) the closure or suspension of any market relevant to a party’s obligations under this Agreement; or (c) any fire, explosion, flood, earthquake, peril of the sea, strike or lockout, embargo, civil commotions, riots, wars, weather, governmental laws, orders or restrictions, national or regional emergencies, strikes, labour stoppages or slowdowns or other industrial disturbances, shortage of adequate power, materials or transportation facilities or any similar cause beyond a party's reasonable control.
20. The Investment Manager acknowledges that the Sub-Adviser is a member of the Macquarie Group Limited group of companies (“Macquarie Group”) and that such group is a diversified provider of financial and investment services, engaging in a broad range of activities including securities underwriting, sales and trading, investment banking, lending, financial advisory services, investment research, asset management and other activities.  The Sub-Adviser generally has no control over these activities. As a result, the Investment Manager acknowledges that from time to time the Sub-Adviser’s investment activities may be restricted, for example due to regulatory constraints applicable to the Macquarie Group, and/or its internal policies designed to comply with such constraints.  Without limitation, this includes circumstances where an acquisition of securities would cause the Macquarie Group’s aggregated holdings in a company to exceed applicable takeover thresholds. In addition, where, due to such restrictions, there is limited capacity to acquire particular securities, the Fund will not have priority over any member of, or any other fund or clients associated with, the Macquarie Group to acquire those securities, however the Sub-Adviser will allocate available securities amongst funds and clients (including the Fund) in a fair and equitable manner.
21. Subject to the Investment Company Act of 1940, as amended, and its rules and regulations and in accordance with the Fund’s compliance policies and procedures, the Sub-Adviser may 'cross securities' where one or more of the client accounts or pooled funds managed by the Sub-Adviser or a related body corporate of the Sub-Adviser (“Sub-Adviser Accounts”) either (a) have demand for assets contained in the Fund; or (b) have available for sale assets which the Sub-Adviser wishes to be contained in the Fund. A ‘crossing of securities’ may occur by the Sub-Adviser making an offer to purchase specific assets from the Fund or making an offer to sell to the Fund specific assets. Neither the Sub-Adviser nor its related body corporate may charge transaction fees with respect to the trade between the Fund and a Manager Account pursuant to this clause.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of [____], 2021.

DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment Management Business Trust

By: _______________________________ Name: Title:

EXECUTED by [ ]	)
)
)
	)	Date
Signature of attorney	)
)

Name of attorney		Signature of attorney

Name of attorney

Agreed to and accepted as of the day and year first above written:

[INSERT FUND REGISTRANTS] By _______________________________ Name: Title:

EXHIBIT A
FEE SCHEDULE

As compensation for the services to be rendered to the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser the fees calculated in accordance with the methodology below. The compensation payable to the Sub-Adviser, along with the compensation paid any other affiliated sub-advisor providing fixed income investment management and trading services to the Fund, shall not exceed [     ]% of the Investment Manager’s retained advisory fee payable from the Fund under the investment management agreement (after Investment Manager has paid any unaffiliated Fund sub-advisers and paid any amounts towards the Fund’s expense waivers).

For each Fund’s assets denominated in [       ] and any other assets managed by the Sub-Adviser, the Sub-Adviser shall receive up to [     ]% of the Investment Manager’s retained investment management fee x the percentage of the Fund assets in such currency or managed by the Sub-Adviser.

Fees received by the Sub-Adviser are not to exceed [     ]% of the Investment Manager’s retained investment management fee (after Investment Manager has paid any unaffiliated Fund sub-advisers and paid any amounts towards the Fund’s expense waivers) in the aggregate with other affiliated sub-advisers providing fixed income investment services, including portfolio management and trading.

FORM OF PROXY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

WHITE PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at www.proxypush.com/ivy using your proxy control number found below

3. By PHONE when you dial toll-free 1-866-648-8136 to reach an automated touchtone voting line

CONTROL NUMBER

Ivy High Income Opportunities Fund
SPECIAL MEETINGS OF THE SHAREHOLDERS ON APRIL 1, 2021
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned, having received Notice of the April 1, 2021 Special Meetings of Shareholders (the “Meeting”) of Ivy High Income Opportunities Fund (the “Fund”) and the related Proxy Statement, hereby appoints [Jennifer K. Dulski and Scott J. Schneider] as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Meeting to be held via audio teleconference on April 1, 2021 at [   ] [a.m./p.m.], [Central Time], and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given. This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trusts or by voting via audio teleconference at the Meeting.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS WHITE PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on April 1, 2021. The proxy statement for this meeting is available at: www.proxypush.com/ivy.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

NOTE: Please sign exactly as your name appears on the white proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally.  If a corporate, the signature should be that of an authorized officer who should state his or her title.
	SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH TRUSTEE NOMINEE AND FOR EACH PROPOSAL.
This proxy is solicited on behalf of the Board of Trustees of the Fund. It will be voted as specified. If no specification is made, this proxy shall be voted IN FAVOR of each nominee and IN FAVOR of each Proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.
TO VOTE, MARK CIRCLE(S) BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1.
To elect the Trustee nominees named in the accompanying proxy statement: Joseph Harroz, Jr., Ann D. Borowiec, Jerome D. Abernathy, Lucinda S. Landreth and John A. Fry for Class I; Sandra A.J. Lawrence, Shawn K. Lytle, Thomas K. Whitford and Thomas L. Bennett for Class II; and H. Jeffrey Dobbs, Frances A. Sevilla-Sacasa, Christina Wood, Joseph W. Chow and Janet L. Yeomans for Class III, to hold office until the Fund’s 2023, 2021, and 2022 annual meeting, respectively, or until their respective successors are elected and duly qualified.

To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

[List Trustee Nominees]
2.	To approve a new investment advisory agreement for the Fund.
3.
To approve sub-advisory agreements between Delaware Management Company, a series of Macquarie Investment Management Business Trust, and each of Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited and Macquarie Investment Management Europe Limited.

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE